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                                                                   EXHIBIT 10.17

                             CONFIDENTIAL TREATMENT                REDACTED FOR
                                   REQUESTED                     CONFIDENTIALITY

               The asterisked portions of this document have been
            omitted and are filed separately with the Securities and
                              Exchange Commission


                      COLLABORATION AND LICENSE AGREEMENT

                               between and among

            SMITHKLINE BEECHAM plc, SMITHKLINE BEECHAM corp, INCYTE

                    PHARMACEUTICALS, INC. and DIADEXUS, LLC


1.   DEFINITIONS ..............................................................3

2.   DiaDexus STRUCTURE ......................................................15

3.   INCYTE ..................................................................15

4.   SB ......................................................................20

5.   DiaDexus.................................................................24

6.   ROYALTIES/MILESTONES/OTHER PAYMENTS .....................................33

7.   THIRD PARTY AGREEMENTS ..................................................39

8.   BIOINFORMATICS COMMITTEE ................................................40

9.   INFORMATION EXCHANGE ....................................................40

10.  RESEARCH COMMITTEE ......................................................45

11.  RESEARCH PLAN ...........................................................45

12.  CONFIDENTIALITY .........................................................45

13.  DILIGENCE ...............................................................48

14.  PATENT PROSECUTION AND LITIGATION .......................................51

15.  STATEMENTS AND REMITTANCES ..............................................53

16.  TERM: TERMINATION .......................................................54

17.  REPRESENTATIONS AND WARRANTIES; COVENANTS ...............................55

18.  INDEMNITY ...............................................................57

19.  MISCELLANEOUS PROVISIONS ................................................59

     SIGNATURE PAGE ..........................................................64

     APPENDICES

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                      COLLABORATION AND LICENSE AGREEMENT

     This Collaboration and License Agreement, made as of the 2nd day of September 1997, by and among SmithKline Beecham Corporation, a Pennsylvania corporation with offices at One Franklin Plaza, Philadelphia, Pennsylvania corporation with offices at One Franklin Plaza, Philadelphia, Pennsylvania 19101, U.S.A.; SmithKline Beecham plc, an English corporation with its principal offices at New Horizons Court, Brentford, Middlesex, TW8 9EP, England; Incyte Pharmaceuticals, Inc., a Delaware corporation with offices at 3174 Porter Drive, Palo Alto, California 94304; and diaDexus, a Delaware limited liability company with offices at 3233 Scott Boulevard Suite 102, Santa Clara, California 95054;

                                  WITNESSETH:

     WHEREAS, Incyte and SB have developed intellectual property with respect to certain high throughput genomic DNA sequencing and bioinformatics analysis technologies and to certain DNAs and to proteins they encode;

     WHEREAS, Incyte and SB have established DiaDexus for the purpose of undertaking the research, development and commercialization of certain diagnostic products;

     WHEREAS, Incyte and SB desire to provide technical and financial assistance to DiaDexus in connection with the research, development and commercialization of certain diagnostic products, as set forth below;

     WHEREAS, Incyte, SB, and DiaDexus desire to grant to each other certain rights relating to the research, development and commercialization of certain diagnostic and other products, as set forth below;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                1.0  DEFINITIONS

"Affiliate(s)": shall mean individually and collectively Incyte Affiliates, DiaDexus Affiliates, and SB Affiliates. For the purposes of this Agreement, DiaDexus shall not be an Affiliate of either SB or Incyte.

"Bioinformatics": shall mean computer software and know-how each useful for the analysis, comparison, and curation of nucleic acid and protein sequences, and


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curation of information related to such sequences; and software for the construction and maintenance of databases for the compilation of such sequences and their associated information.

"cDx Homebrew(s)"("HB"): shall mean a Clinical Diagnostic performed as a service by a service provider prior to commercial launch of an RA Approved Kit.

"cDx Kit(s)": shall mean an RA Approved Kit for use in performing a Clinical Diagnostic.

"Class I Dx Test(s)": shall mean (a) a simultaneous analysis of protein or peptide analytes representing no greater than twenty (20) Gene Product(s); (b) analysis of any number of molecules other than proteins (or peptides) or nucleic acids; and/or (c) nucleic acid probe based analysis performed and visualized in situ within a cell or tissue to detect specific nucleic acid sequence(s) representing no more than two (2) Gene Product(s); each of which is tested for in a human tissue or other human biological sample.

"Class II Dx Test(s)": shall mean (a) simultaneous analysis of nucleic acid analytes representing up to and including twenty (20) Gene Product(s) (or single- or multi-based changes therein) which is not performed and visualized in situ within a cell or tissue; and/or (b) nucleic acid probe based analysis performed and visualized in situ within a cell or tissue to detect specific nucleic acid sequences representing three (3) to twenty (20) Gene Product(s); each of which is tested for in a human tissue or other human biological sample. The results reported with respect to each such Gene Product included in a Class II cDx Test must be required for the Test to be valid. More than one Class II cDx Test may be performed simultaneously using the same reagent(s) and/or device(s).

"Class III Dx Test(s)": shall mean (a) simultaneous analysis of nucleic acid analytes representing greater than twenty (20) Gene Product(s) (or single- or multi-base changes therein); and/or (b) simultaneous analysis of protein analytes representing greater than twenty (20) Gene Product(s); each of which is tested for in a human tissue or other human biological sample. The results reported with respect to each such Gene Product included in a Class III cDx Test must be required for the Test to be valid. More than one Class III cDx Test may be performed simultaneously using the same reagent(s) and/or device(s).

"Clinical Non-genomic DiaDexus Data": shall mean DiaDexus IP which is data collected on an individual's health or disease status but excluding genomic data such as DNA sequence analysis and mRNA expression analysis.


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"Clinical Diagnostic(s)" ("cDx"): shall mean test(s) performed on a human tissue or other human biological sample, the results of which are provided to payors, providers, or patients for use in the clinical management of individual patients, which become part of such patient's health record.

"DiaDexus": shall mean diaDexus, a Delaware limited liability company with offices at 3233 Scott Boulevard Suite 102, Santa Clara CA; and any DiaDexus Affiliate(s) thereof to which any rights and/or obligations shall be assigned and/or delegated pursuant to this Agreement.

"DiaDexus Affiliate": shall mean any corporation, firm, partnership, or other legal entity, which is directly or indirectly owned or under common ownership by DiaDexus to the extent of which the common stock or other equity ownership thereof is one hundred percent (100%) owned by DiaDexus; provided however, that where local laws require a minimum percentage of local ownership, the status of DiaDexus Affiliate will be established if DiaDexus directly or indirectly owns or controls one hundred percent (100%) of the maximum ownership percentage that may, under such local laws, be owned or controlled by foreign interests.

"DiaDexus IP": shall mean DiaDexus Know-How and DiaDexus Patents.

"DiaDexus Know-How": shall mean any and all data, substances, processes, materials, formulae, know-how and inventions which are owned by DiaDexus or with respect to which DiaDexus has a right to grant a license. DiaDexus Know-How shall not include Incyte Diagnostic Know-How, SB Diagnostic Know-How, Incyte Technology Know-How, or SB Technology Know-How.

"DiaDexus Patents": shall mean all patents and patent applications to the extent they claim DiaDexus Know-How, which are owned by DiaDexus or to which DiaDexus has the right to grant licenses. Included within the definition of DiaDexus Patents are all continuations, continuations-in-part, divisions, patents of addition, reissues, renewals, extensions, registrations, confirmations, re-examinations thereof and any provisional applications and all SPCs. DiaDexus Patents shall not include Incyte Diagnostic Patents, SB Diagnostic Patents, Incyte Technology Patents, or SB Technology Patents.

"Effective Date": shall mean the date first written above.

"Extended License Period": shall mean the period from the Effective Date up to and including eight (8) years thereafter.

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"Gene Product(s)": shall mean a protein (including peptides and polypeptides) or nucleic acid analyte representing or encoded by a single gene. Multiple alleiic forms of a gene and/or multiple splice variants of a gene represent one Gene Product.

"Healthcare Informatics Product" ("Healthcare-Lx Product(s)"): shall mean a database product containing data selected by SB and Incyte which is provided on a commercial basis to healthcare payors, providers, consumers, and/or healthcare companies for the purpose of (a) making healthcare management or healthcare delivery decisions for individual patients and healthcare consumers and/or (b) analysis of healthcare resource utilization and allocation.

"HGS Agreements": shall mean the agreements listed on Appendix A.

"Homebrew Territory": shall mean the countries and territories in which a Party or its Affiliates has an existing service and/or distribution presence to feasibly conduct a cDx Homebrew at the time a first right to a license to such cDx Homebrew is offered to it pursuant to this Agreement. Such cDx Homebrew service or distribution presence in such country or territory may be indirect so long as the Party also maintains a direct presence to perform cDx Homebrews in a Major Market Country. The United States shall be included in the Homebrew Territory if the relevant Party and/or its Fifty Percent Affiliate has a service and distribution capability similar to, or competitive with, one of the major United States clinical diagnostic service laboratories (e.g., SmithKline Beecham Clinical Laboratories, LabCorp or Quest) to provide such Homebrew. In the case of Incyte, such service and distribution capability may be accessed via partnership with SB, as anticipated by Paragraph 3.5. Fifty Percent Affiliate for the purposes of this Paragraph and Paragraph 7.1 shall mean any corporation, firm, partnership or other entity, whether de jure or de facto, which directly or indirectly owns, is owned by or is under common ownership with a Party to the extent of at least fifty percent (50%) of the equity (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) having the power to vote on or direct the affairs of the entity, and any person, firm, partnership, corporation or other entity actually controlled by, controlling or under common control with a Party.

"Incyte": shall mean Incyte Pharmaceuticals, Inc., a Delaware corporation with offices at 3174 Porter Drive, Palo Alto, California 94304; and any Incyte Affiliate(s) thereof to which any rights and/or obligations shall be assigned and/or delegated pursuant to this Agreement.

"Incyte Affiliate": shall mean any corporation, firm, partnership, or other legal entity, which is directly or indirectly owned or under common ownership by Incyte to the extent of which the common stock or other equity ownership thereof is one hundred percent (100%) owned by Incyte; provided however, that where local laws


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require a minimum percentage of local ownership, the status of Incyte Affiliate will be established if Incyte directly or indirectly owns or controls one hundred percent (100%) of the maximum ownership percentage that may, under such local laws, be owned or controlled by foreign interests.

"Incyte Database Agreements": shall mean the Collaborative LifeSeq(R) Agreement and the Collaborative PathoSeq(TM) Database Agreement each between Incyte and DiaDexus relating to Incyte Database Products entered into contemporaneously herewith.

"Incyte Database Know-How": shall have the same meaning as Database Know-how and/or Microbial Database Know-How as defined in the Incyte Database Agreement(s), collectively or singly as applicable.

"Incyte Database Technology": shall have the same meaning as Incyte Database Technology and/or Incyte Technology as defined in the Incyte Database Agreements, collectively or singly as applicable.

"Incyte Database Products": shall mean individually and collectively LifeSeq(R), LifeSeq Atlas(TM), LifeSeq(R)-FL, LifeSeq Arrays(TM) and PathoSeq(TM) as well as the LifeSeq Gene Album(TM) reagent set each as defined in the Incyte Database Agreements.

"Incyte Diagnostic IP": shall mean individually and collectively Incyte Diagnostic Know-How and Incyte Diagnostic Patents.

"Incyte Diagnostic Know-How": shall mean any and all data, substances, processes, materials, formulae, know-how and inventions with respect to a Gene Product or set of Gene Product(s) derived from laboratory data resulting from a prospective study which has been identified by Incyte as having utility as a potential cDx Homebrew, cDx Kit, or Class I rDx Kit or Class I rDx Service using standard biology laboratory techniques above and beyond bioinformatics analysis of data, and is owned by Incyte or with respect to which Incyte has a right to grant a license, consistent with the terms and conditions of this Agreement and which are listed on Appendix B (which may be amended from time to time) or is otherwise expressly provided to DiaDexus in writing by Incyte. Incyte Diagnostic Know-How shall not include Incyte Database Technology.

"Incyte Diagnostic Patents": shall mean all patents and patent applications to the extent they claim Incyte Diagnostic Know-How, which are owned by Incyte or to which Incyte otherwise has the right to grant licenses consistent with the terms and conditions of this Agreement. Included within the definition of Incyte Diagnostic Patents, without limitation, are all continuations, continuations-in-part, divisions,



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patents of addition, reissues, renewals, extensions, registrations, confirmations, re-examinations thereof and any provisional applications and all SPCs. Incyte Diagnostics Patents are listed on Appendix C which may be amended from time to time.

"Incyte IP": shall mean any and all data, substances, processes, materials, formulae, know-how, patents, patent applications and inventions which are owned by Incyte or with respect to which Incyte has a right to grant a license including, but not limited to, all rights under Incyte's database products. Incyte IP shall not include Incyte Diagnostic IP and Incyte Technology IP.

"Incyte Rx Product": shall mean an Rx Product sold by Incyte or its licensees of such Rx Product.

"Incyte Technology Know-How": shall mean any and all data, substances, processes, materials, formulae, know-how and inventions which may be useful for Making, Having Made, Using, and/or Selling Clinical Diagnostic(s) which are owned by Incyte or with respect to which Incyte has a right to grant a license and which are listed on Appendix D (which may be amended from time to time) or are otherwise expressly provided to DiaDexus in writing by Incyte. Incyte Technology Know-How includes Bioinformatics, and results of bioinformatics analysis such as array designs and data mining, and array technology but does not include Incyte Diagnostic Know-How or Incyte Database Technology.

"Incyte Technology IP": shall mean individually and collectively Incyte Technology Know-How and Incyte Technology Patents.

"Incyte Technology Patents": shall mean all patents and patent applications to the extent they claim Incyte Technology Know-How, which are owned by Incyte or to which Incyte otherwise has the right to grant licenses. Included within the definition of Incyte Technology Patents, without limitation, are all continuations, continuations-in-part, divisions, patents of addition, reissues, renewals, extensions, registrations, confirmations, re-examinations thereof and any provisional applications and all SPCs. Incyte Technology Patents are listed on Appendix D which may be amended from time to time.

"IND": shall mean a claimed investigational exemption for a new drug filed with the United States Food and Drug Administration (FDA) or its successor or its equivalent in a Major Market.

"Initial License Period": shall mean the period beginning on the Effective Date and ending four (4) years thereafter.

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"Investigational Trials Informatics Product(s)" ("Investigational-Ix
Product(s)"): shall mean a database product containing and useful for the analysis of clinical data or data derived from human tissue or other human biological samples including but not limited to gene expression and/or DNA sequence information and/or results of Tests, each derived from human patients selected on the basis of a disease process or a treatment protocol common to all such patients (along with relevant clinical controls or comparators), which database is designed for the purpose of determining significance of such information in that disease process or treatment setting.

"Ix Products": shall mean Investigational-Ix Products, Healthcare-Ix Products, and Research-Ix Products.

"Kit": shall mean a specific set of reagents and devices, and possibly also including software and consumable labware, all of which together are sold or otherwise provided on a commercial basis to an end user for the conduct of a specific test.

"Licensing Revenues" shall mean, with respect to a license granted by Incyte or SB in accordance with Paragraph 6.1(f), as the case may be:

        (a) All licensing revenues received by Incyte or SB, as the case may be, from Third Parties solely in consideration of a license to such DiaDexus Patent or reasonably apportioned thereto; and which are received by Incyte or SB, as the case may be, in excess of any revenues received for Incyte IP or SB IP, as the case may be, in the absence of such DiaDexus Patents;

        (b) Licensing Revenues shall include non-cash payments received by Incyte or SB, as the case may be, from Third Parties solely in consideration of a license to such DiaDexus Patents (including any DiaDexus Patents assigned to Incyte pursuant to the Incyte Database Agreements) or reasonably apportioned thereto. Licensing Revenues shall also include consideration received by Incyte or SB, as the case may be, with respect to an assignment or other conveyance by Incyte or SB as the case may be of its ownership interests in any DiaDexus Patent to a Third Party. The cash value of such non-cash payments shall be determined in good faith by Incyte or SB as the case may be, and shall be reflected in financial statements prepared on a basis consistent with generally accepted accounting principles.

        (c)     Licensing Revenues specifically excludes:

                (i) research and development funding, equity investments, database subscription fees, satellite database fees, fees related to Incyte intellectual property or SB intellectual property (other than any DiaDexus Patents assigned to Incyte pursuant to the Incyte Database Agreements) as the case may be and other fees

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under Incyte's database agreements, each unrelated to a separate license to a
DiaDexus Patent; and

          (ii) any royalties, payments (cash or non-cash) or other compensation made to SB under the HGS Agreements.

"Make, Have Made, Use, and Sell (Making, Having Made, Using, and Selling)": shall mean all exclusionary rights now or in the future conferred by a patent or equivalent of a patent (e.g., a SPC), copyright, or trade secret law of each applicable respective jurisdiction of the world, including but not limited to the right to practice, make, have made, use, offer to sell, sell, import, copy, display, license, and distribute.

"Major Market": shall mean the United States, United Kingdom, Germany, France, Italy, Spain, Switzerland, or Japan.

"Net Ix Revenue": shall mean the revenues received in consideration for the licenses of an Ix Product by Incyte or SB as the case may be (the Selling Party), less any of the following charges or expenses, to the extent each is actually incurred (and not otherwise recovered) and does not exceed the reasonable and customary amount for such item in the market in which such license occurred:

     (a) credits, allowances and rebates to, and chargebacks from the account of, such customers for damaged or returned Ix Product;

     (b) actual freight and insurance costs incurred by the Selling Party in transporting the Ix Product to such customers;

     (c) trade discounts, cash discounts, quantity discounts, rebates and other price reduction programs;

     (d)  sales, value-added and other direct taxes paid by the Selling Party;

     (e) customs duties, surcharges and other governmental charges incurred in connection with the exportation or importation of the Ix Product;

     (f) any other similar, reasonable and customary deductions paid or incurred by the Selling Party which are appropriately deducted from revenues.

     If the Ix Product is licensed in combination with other Product(s), the Net Ix Revenues attributable to the Ix Product shall be determined by prorating the revenues received from the combination products according to the fees or values established by the Selling Party for the separate Product(s) contained in the


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combination product, whether or not such Product(s) are licensed separately, provided that such fees or values are reasonably related to the fee or value potentials of the separate Product(s) and are consistent with fees customarily charged in the industry for comparable products.

"Net Sales": shall mean the gross invoiced sales of a Product by SB or Incyte or their Affiliates or sublicensees as the case may be ("the Selling Party") to Third Parties:

     (a) in finished product form (i.e., packaged and labeled for sale to the ultimate consumer); or

     (b) in final stage bulk material form with respect to those products sold in a country which is not a Major Market and where local country legal or governmental requirements as reasonably determined by the Selling Party, stipulate that such product be in a form other than finished product form (such as final stage bulk material ready for conversion to final form, or bulk tablets, bulk capsules, bulk ampoules or bulk vials) to distributors who subsequently convert such product into finished product form and sell to Third Parties, provided that such distributors shall not be considered sublicensees for purposes of this Net Sales definition;

less deductions actually allowed or specifically allocated and actually incurred to Product by the Selling Party using generally accepted accounting standards and reasonable practices with respect to sales of all of such party's products, consistently applied, for the following:

     (i)   transportation charges, including insurance, for transporting
Product;

     (ii) sales and excise taxes and duties paid or allowed by the Selling Party and any other governmental charges imposed upon the production, importation, use or sale of such Product and paid by the Selling Party;

     (iii) trade, quantity and cash discounts actually allowed on Product;

     (iv) allowances or credits to customers on account of rejection or return of Product in accordance with SB's or Incyte's (or their sublicensees) returned goods policy or on account of retroactive price reductions affecting such Product; and

     (v) Product rebates and Product charge backs including those granted to managed care entities (including Medicaid rebates).

Any accruals for the foregoing deductions shall be reconciled with actual results on a quarterly basis and any adjustments shall be reflected in the subsequent quarter's computation of Net Sales.

Sales between a Selling Party and its sublicensees (other than sublicensees that are end-users) shall be excluded from the computation of Net Sales and no royalties will be payable on such sales.

Notwithstanding the immediately preceding sentence, it is understood that any transactions with respect to an Rx Product between a Selling Party or any of its or


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their Affiliates or sublicensees on the one hand and a PSB on the other hand shall be on an arms length basis. In the event that any PSB type activity is within a Party or within any of its Affiliates or its or their sublicensees as only part of its or their total activities rather than in a separate Affiliate, a notional Net Sales figure will be calculated on an arms length basis to cover such activities, in any event not less than the weighted average net sales price to unaffiliated Third Parties in the same country. The term "PSB" as used in this definition shall mean any present or future Affiliate of a Party or its sublicensees which conducts a pharmaceutical service business for or on behalf of Third Parties, including pharmaceutical benefits management services (hereinafter "PBM"), wholesaler distribution, pharmacy distribution, managed-care services, disease-management services, hospital services, or mail-order prescription pharmacy services. As of the Effective Date, Affiliates of SB which are included within the definition of PBM are Diversified Pharmaceutical Services and Diversified Prescription Delivery LLC.

"Operating Agreement": shall mean the Operating Agreement for DiaDexus between and among SB Corp, Incyte, and DiaDexus entered into of even date herewith.

"Party(ies)": shall mean individually and collectively SB, Incyte, and DiaDexus.

"Phase III Initiation": shall mean the date the first patient is dosed with an Rx Product by or on behalf of Incyte or SB or their licensees, as the case may be, in the first phase III clinical trial required for the filing of a new drug application with the RA for such Rx Product.

"Product(s)": shall mean individually and collectively Tests and Rx Products.

"RA Approved Kit(s)": shall mean a Kit wherein the Regulatory Authority in the relevant country or territory has granted Regulatory Approval for such Kit for cDx use, or, in countries and territories where a Kit may be sold for cDx use without such approval, such Kit is clinically validated to an extent similar to that which would have been required by a Regulatory Authority in a country or territory where such approval is required.

"rDx Kit(s)": shall mean any Kit for performing a test on a tissue or biological sample which test is being conducted as a Research Diagnostic.

"Regulatory Approval": shall mean all the government approvals required to market a product in a given country, including, but not limited to, product registration(s) and price and marketing approval(s), as applicable, in such country.

"Regulatory Authority (RA)": shall mean the FDA or the analogous regulatory body of any other country or territory where a Test is performed or sold.


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"Research Diagnostic(s)" ("rDx"): shall mean test(s) performed on a commercial basis on a tissue or other biological sample, the results of which are provided to any party for any purpose, excluding use as a Clinical Diagnostic.

"Research Diagnostics Service(s)" ("rDx Service(s)"): shall mean a Research Diagnostic performed as a service.

"Research Informatics Product(s)" ("Research-Ix Product(s)"): shall mean any database product which is used for any purpose other than as a Investigational Trials Informatics Product or Healthcare Informatics Product.

"Research Plan": shall mean a research plan for a Test filed by DiaDexus pursuant to Paragraph 11.1. Appendix F is a Research Plan form.

"Rx/Other": shall mean the field including any products or processes which are not Tests or Ix Products.

"Rx Product": shall mean a product or service in the field of Rx/Other for the prevention or treatment of any disease, state or condition by any means in human or animals, which product was materially based on or materially derived by SB's or Incyte's, as the case may be, use of DiaDexus IP as licensed under this Agreement, and which are not Tests or Ix Products.

"SB": shall mean, individually and collectively, SmithKline Beecham Corporation; SmithKline Beecham plc; and any SB Affiliate(s) to which any rights and/or obligations of either of them shall be assigned and/or delegated pursuant to this Agreement.

"SB Affiliate": shall mean any corporation, firm, partnership or other entity, whether de jure or de facto, which directly or indirectly owns, is owned by or is under common ownership with SB to the extent of at least fifty percent (50%) of the equity (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) having the power to vote on or direct the affairs of the entity, and any person, firm, partnership, corporation or other entity actually controlled by, controlling or under common control with SB.

"SB Diagnostic IP": shall mean individually or collectively SB Diagnostic Know-How and SB Diagnostic Patents.

"SB Diagnostic Know-How": shall mean any and all data, substances, processes, materials, formulae, know-how and inventions with respect to a Gene Product or set of Gene Product(s) having potential utility as a diagnostic product which is a cDx


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Homebrew, cDx Kit, or Class I rDx Service or Class I rDx Kit, owned by SB or with respect to which SB has a right to grant a license consistent with the terms and conditions of this Agreement and which are listed on Appendix G (which may be amended from time to time) or is otherwise expressly provided to DiaDexus in writing by SB.

"SB Diagnostic Patents": shall mean all patents and patent applications to the extent they claim SB Diagnostic Know-How, which are owned by SB or to which SB otherwise has the right to grant licenses consistent with the terms and conditions of this Agreement. Included within the definition of SB Diagnostic Patents, without limitation, are all continuations, continuations-in-part, divisions, patents of addition, reissues, renewals, extensions, registrations, confirmations, re-examinations thereof and any provisional applications and all SPCs. SB Diagnostic Patents are listed on Appendix H which may be amended from time to time.

"SB IP": shall mean any and all data, substances, processes, materials, formulae, know-how, patents, and inventions which are owned by SB or with respect to which SB has a right to grant a license but shall not include SB Diagnostic IP and SB Technology IP.

"SB Rx Product": shall mean an Rx Product sold by SB or its licensees of such Rx Product.

"SB Technology IP": shall mean individually and collectively SB Technology Know-How and SB Technology Patents.

"SB Technology Know-How": shall mean any and all data, substances, processes, materials, formulae, know-how and inventions which may be useful for Making, Having Made, Using, and/or Selling Clinical Diagnostic(s) which are owned by SB or with respect to which SB has a right to grant a license and which are listed on Appendix I (which may be amended from time to time) or are otherwise expressly provided to DiaDexus in writing by SB. SB Technology Know-How includes Bioinformatics, and results of bioinformatics analysis such as array designs and data mining, and array technology but does not include SB Diagnostic Know-How.

"SB Technology Patents": shall mean all patents and patent applications to the extent they claim SB Technology Know-How, which are owned by SB or to which SB otherwise has the right to grant licenses. Included within the definition of SB Technology Patents, without limitation, are all continuations, continuations-in-part, divisions, patents of addition, reissues, renewals, extensions, registrations, confirmations, re-examinations thereof and any provisional applications and all SPCs. SB Technology Patents are listed on Appendix J which may be amended from time to time.

"SPC": shall mean a right based upon a patent to exclude others from making, using or selling a product, such as a supplementary protection certificate.

"Test": shall mean individually or collectively a cDx Kit, cDx Homebrew, rDx Kit, and rDx Service, as applicable.

"Third Party(ies)": means any individual or entity other than SB, Incyte or DiaDexus.

"Valid Claim" shall mean a claim of an SB Diagnostic Patent, SB Technology Patent, Incyte Diagnostic Patent, Incyte Technology Patent, or DiaDexus Patent, as the case may be, which has not been held invalid or unenforceable by final decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which is not admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

                                  2.0 DiaDexus

2.1 SB and Incyte agree to form DiaDexus pursuant to the Operating Agreement by and among SB Corp., Incite, and DiaDexus entered into as of even date herewith.

                                   3.0 Incyte

3.1  General Provisions

     3.1.1 Unless expressly granted to DiaDexus pursuant to the terms and conditions of this Agreement and/or Incyte Database Agreements, Incyte retains all rights to Incyte Diagnostic IP and Incyte Technology IP.

     3.1.2 Notwithstanding any grants conveyed by Incyte under Incyte Diagnostic IP and Incyte Technology IP, Incyte retains the right to use such Incyte Diagnostic IP and Incyte Technology IP for its own internal research purposes.

     3.1.3 Notwithstanding anything else to the contrary, Incyte does not grant SB any rights pursuant to this Agreement under Incyte IP, Incyte Technology IP, or Incyte Diagnostic IP.

     3.1.4 Incyte retains all rights and does not grant DiaDexus any rights under Incyte IP under this Agreement.

     3.2 Incyte Class I cDx Test(s) Diagnostic IP Grants and Incyte Technology IP Grants: Subject to all the terms and conditions of this Agreement, Incyte hereby grants the following rights in the field of Class I Dx Test(s);

          3.2.1 cDx Homebrew

               (a) During the Initial License Period, Incyte grants DiaDexus an exclusive, world-wide, license under Incyte Diagnostic IP, with the right to sublicense pursuant to Paragraph 3.7, to Make, Have Made, Use, and Sell cDx Homebrews in the field of Class I Dx Test(s).

               (b) After the Initial License Period, Incyte grants DiaDexus an exclusive, world-wide, license under Incyte Diagnostic IP, with the right to sublicense pursuant to Paragraph 3.7, to Make, Have Made, Use, and Sell cDx Homebrews in the field of Class I Dx Test(s) with respect to cDx Homebrews for which DiaDexus has filed a Research Plan pursuant to Section 11.

          3.2.2 cDx Kit(s)

               (a) During the Initial License Period, Incyte grants DiaDexus an exclusive, world-wide license under Incyte Diagnostic IP, with the right to sublicense pursuant to Paragraph 3.7, to Make, Have Made, Use, and Sell cDx Kit(s) in the field of Class I Dx Test(s).

               (b) After the Initial License Period, Incyte grants DiaDexus an exclusive, world-wide license under Incyte Diagnostic IP, with the right to sublicense pursuant to Paragraph 3.7, to Make, Have Made, Use, and Sell cDx Kit(s) in the field of Class I Dx Test(s) with respect to cDx Kit(s) for which DiaDexus has filed a Research Plan pursuant to Section 11.

          3.2.3 rDx Kit(s) and rDx Service(s)

               (a) During the Initial License Period, Incyte grants DiaDexus a non-exclusive, world-wide license under Incyte Diagnostic IP, with the right to sublicense pursuant to Paragraph 3.7, to Make, Have Made, Use, and Sell rDx Kit(s) and rDx Service(s) in the field of Class I Dx Test(s); provided that with respect to nucleic acid based rDx Kit(s) and/or rDx Service(s), DiaDexus shall also be developing or selling the same nucleic acid based rDx Kit or rDx Service as a Class I cDx Kit or cDx Homebrew consistent with the grant to DiaDexus in Paragraphs 3.2.1 or 3.2.2.

            (b) After the Initial License Period, Incyte grants DiaDexus a non-exclusive, world-wide license under Incyte Diagnostic IP, with the right to sublicense pursuant to Paragraph 3.7, to Make, Have Made, Use, and Sell rDx Kit(s) and rDx Service(s) in the field of Class I Dx Test(s) with respect to rDx Kit(s) and rDx Service(s) for which DiaDexus has filed a Research Plan pursuant to Section 11, provided that with respect to nucleic acid based rDx Kit(s) and/or rDx Service(s), DiaDexus shall also be developing or selling the same nucleic acid based rDx Kit or rDx Service as a Class I cDx Kit or cDx Homebrew consistent with the grant to DiaDexus in Paragraphs
            3.2.1 or 3.2.2.

      3.2.4 Incyte Technology IP: All Class I Dx Test(s) and all Class II & III Dx Test(s) which are cDx Kit(s)

            (a) For all Class I Dx Test(s) and all Class II & III Dx Test(s) which are cDx Kit(s), Incyte grants DiaDexus a non-exclusive, world-wide license under Incyte Technology IP provided to DiaDexus by Incyte during the Initial License Period to Make, Have Made, Use, and Sell such Tests. This license is sublicensable by DiaDexus pursuant to Paragraph 3.7 only on a Test by Test basis and only to the extent that such Incyte Technology IP is required for the conduct of the specific Test and further provided such Incyte Technology IP has been listed on Appendix D and/or E as being sublicenseable.

3.3. Incyte Class II Dx Test(s) Grants: Subject to all the terms and conditions of this Agreement, Incyte hereby grants the following rights in the field of Class II DX Test(s);

      3.3.1     cDx Kit(s)

            (a) During the Initial License Period, Incyte grants DiaDexus an exclusive, world-wide license under Incyte Diagnostic IP, with the right to sublicense pursuant to Paragraph 3.7, to Make, Have Made, Use, and Sell cDx Kit(s) in the field of Class II Dx Test(s).

            (b) After the Initial License Period, Incyte grants DiaDexus an exclusive, world-wide license under Incyte Diagnostic IP, with the right to sublicense pursuant to Paragraph 3.7, to Make, Have Made, Use, and Sell cDx Kit(s) in the field of Class II DX Test(s) with respect to cDx Kit(s) for which DiaDexus has filed a Research Plan pursuant to Section 11.

      3.2.2     cDx Homebrew(s), rDx Kit(s), and rDx Service(s)

            (a) Subject to DiaDexus's right to conduct research only in furtherance of the rights explicitly granted therein. Incyte retains all rights under Incyte Diagnostic IP and Incyte Technology IP to Make, Have Made, Use, and Sell cDx Homebrews, rDx Kit(s), and rDx Service(s) in the field of Class II Dx Test(s).

3.4 Incyte Class III Dx Test(s) Grants: Subject to all the terms and conditions of this Agreement, Incyte hereby grants the following rights in the Field of Class III Dx Test(s):

      3.4.1     cDx Kit(s)

            (a) During the Initial License Period, Incyte grants DiaDexus an exclusive, world-wide license under Incyte Diagnostic IP, with the right to sublicense pursuant to Paragraph 3.7, to Make, Have Made, Use, and Sell cDx Kit(s) in the field of Class III Dx Test(s).

            (b) After the Initial License Period, Incyte grants DiaDexus an exclusive, world-wide license under Incyte Diagnostic IP, with the right to sublicense, pursuant to Paragraph 3.7, to Make, Have Made, Use, and Sell cDx Kit(s) in the field of Class III Dx Test(s) with respect to cDx Kit(s) for which DiaDexus has filed a Research Plan pursuant to Section 11.

      3.4.2     cDx Homebrew, rDx-Kit(s), and rDx Service(s)

            (a) Subject to DiaDexus's right to conduct research only in furtherance of the rights explicitly granted herein, Incyte retains all rights under Incyte Diagnostic IP and Incyte Technology IP to Make, Have Made, Use, and Sell cDx Homebrew(s), rDx-Kit(s) and rDx Service(s) in the field of Class III Dx Test(s).

3.5  Marketing Agreements

            (a) Incyte grants SB a first right in the Homebrew Territory to enter into a marketing and/or distribution agreement with Incyte for any Class II or Class III Dx Tests being commercialized by Incyte which are cDx Homebrew(s) and for which Incyte, in its sole discretion, seeks a partner for product marketing and/or product distribution during the Initial License Period. Incyte agrees to notify SB in writing of such first right and agrees to extend to SB a six (6) month period in which to negotiate and execute such marketing and/or distribution agreement for such Tests. SB shall within thirty (30) days after receipt of such notice either accept in writing or decline such first right (no notice to Incyte within such thirty (30) day period shall constitute a waiver of such first right with respect to such Test). If SB accepts such first right in writing, SB and Incyte agree to negotiate exclusively with each other in good faith effort to execute such marketing and/or distribution agreement within such six (6) month period. In the event a marketing and/or distribution agreement is not entered into during such six (6) month period or a mutually agreed extension thereof, SB relinquishes any such first right with respect to such Test leaving Incyte free to pursue marketing and/or distribution agreements with Third Parties at its own discretion for such Test.

3.6     Bioinformatics

    3.6.1 During the Initial License Period, Incyte shall provide DiaDexus an opportunity to negotiate a commercial non-exclusive license for Bioinformatics of Incyte made commercially available by Incyte to Third Parties which Bioinformatics is not otherwise licensed pursuant to this Agreement or the Incyte Database Agreements.

    3.6.2 Except as otherwise expressly provided herein, DiaDexus has no rights to sublicense Bioinformatics rights it receives from Incyte under this Agreement or any agreement with Incyte without the prior express written permission of Incyte.

    3.6.3 It is the intent of Incyte, on a collaborative basis, to make certain Bioinformatics available to DiaDexus which is not otherwise available pursuant to Paragraph 3.6.1 (e.g., experimental bioinformatics tools etc.). However, the parties recognize that Incyte is under no obligation to provide (and may not have the rights to provide) such Bioinformatics to DiaDexus.

3.7 Sublicensing of Incyte Diagnostic IP and Incyte Technology IP: DiaDexus agrees that brokerage of Incyte Diagnostic IP or Incyte Technology IP is not permitted by DiaDexus nor in Incyte's best interests. Therefore:

    3.7.1 On an individual Test-by-Test basis, DiaDexus may sublicense to any Third Party the rights to such Test for which a Research Plan has been filed in accordance with Section 11 and the Incyte Diagnostic IP and/or Incyte Technology IP relating thereto, on an exclusive or non-exclusive basis, as the case may be, in order to Make, Have Made, Use, and Sell Tests as granted under this Section 3.0; provided, however, that without the prior express written consent of Incyte, no sublicense of Incyte Diagnostic IP or Incyte Technology IP will be granted to any Third Party in the absence of a corresponding license of rights to a given Test discovered, researched and/or developed by DiaDexus including the license of patent rights pertaining thereto owned by, licensed to or controlled by DiaDexus; and further provided that each sublicense has a grant which is consistent with the terms herein and DiaDexus shall be responsible for payments and royalties under such sublicenses due under Section 6.0 as if such were made by DiaDexus directly and pursuant to the terms and conditions of this Agreement.

     3.7.2 DiaDexus shall obtain the prior written commitment of any sublicensee to abide by all applicable terms and conditions of this Agreement. Promptly upon execution of any permitted sublicense under 3.7.1, DiaDexus shall provide notice thereof to Incyte, and reasonable satisfactory evidence that such sublicense is in compliance with this Paragraph 3.7.

     3.7.3 Any purported sublicense in violation of this Section 3.7 shall be void.

3.8 Other Incyte agrees to negotiate with SB in good faith for access to Incyte Technology IP which is required for the commercially reasonable conduct of cDx Homebrews licensed to SB by DiaDexus pursuant to Section 5.

                                    4.0   SB
                                    --------

4.1  General Provisions

     4.1.1 Any SB Diagnostic IP which is based on the use of or derived from data or information obtained by SB pursuant to the HGS Agreements shall only be transferred to DiaDexus on a potential Test-by-potential Test basis and at DiaDexus's election pursuant to Paragraph 9.1.2. SB technology intellectual property based on the use of or derived from data or information obtained by SB pursuant to the HGS Agreements shall not be transferred to DiaDexus by SB.

     4.1.2 Unless expressly granted to DiaDexus pursuant to the terms and conditions of this Agreement, SB retains all rights to SB Diagnostic IP and SB Technology IP.

     4.1.3 Notwithstanding any grants conveyed by SB under SB Diagnostic IP and SB Technology IP, SB retains the right to use such SB Diagnostic IP and SB Technology IP for its own internal research purposes.

     4.1.4 Notwithstanding anything else to the contrary, SB retains all rights, and does not grant DiaDexus any rights under SB IP under this Agreement.

     4.1.5 Notwithstanding anything else to the contrary, SB does not grant Incyte any rights pursuant to this Agreement under SB IP, SB Technology IP, or SB Diagnostic IP.

4.2 SB cDx Homebrew Grants: Subject to all the terms and conditions of this Agreement, SB hereby grants the following rights to cDx Homebrew(s) in the field of Class I Dx Test(s), Class II Dx Test(s), and Class III Dx Test(s):

     4.2.1     cDx Homebrews

          (a) During the Initial License Period SB grants DiaDexus an exclusive, world-wide license under SB Diagnostic IP with the right to sublicense pursuant to Paragraph 4.7, to Make, Have Made, Use, and Sell cDx Homebrews in the field of Class I Dx Test(s), Class II Dx Test(s), and Class III Dx Test(s).

          (b) After the Initial License Period SB grants DiaDexus an exclusive, world-wide license under SB Diagnostic IP with the right to sublicense pursuant to Paragraph 4.7, to Make, Have Made, Use, and Sell cDx Homebrews in the field of Class I Dx Test(s), Class II Dx Test(s), and Class III Dx Test(s); provided DiaDexus has filed a Research Plan for such Homebrew pursuant to Section 11.

4.3 SB cDX Kit Grants: Subject to all the terms and conditions of this Agreement, SB hereby grants the following rights to cDx Kit(s) in the field of Class I Dx Test(s), Class II Dx Test(s), and Class III Dx Test(s):

     4.3.1     cDx Kit(s)

          (a) During the Initial License Period, SB grants DiaDexus an exclusive, world-wide license under SB Diagnostic IP, with the right to sublicense pursuant to Paragraph 4.7, to Make, Have Made, Use, and Sell cDx Kit(s), in the field of Class I Dx Test(s), Class II Dx Test(s), and Class III Dx Test(s).

          (b) After the Initial License Period, SB grants DiaDexus an exclusive, world-wide license under SB Diagnostic IP, with the right to sublicense pursuant to Paragraph 4.7, to Make, Have Made, Use, and Sell cDx Kit(s) in the field of Class I Dx Test(s), Class II Dx Test(s), and Class III Dx Test(s) with respect to cDx Kit(s) for which DiaDexus has filed a Research Plan pursuant to Section 11.

4.4 SB Class I Dx Test(s) which are rDx Service or rDx Kit(s) Grants: Subject to all the terms and conditions of this Agreement, SB hereby grants the following rights to rDx Service(s) and rDx Kit(s) in the field of Class I Dx Test(s):

      4.4.1       rDx Service(s) and rDx Kit(s)

            (a) During the Initial License Period, SB grants DiaDexus a non-exclusive, world-wide license under SB Diagnostic IP, with the right to sublicense pursuant to Paragraph 4.7, to Make, Have Made, Use, and Sell rDx Service(s) and rDx Kit(s) in the field of Class I Dx Test(s).

            (b) After the Initial License Period, SB grants DiaDexus a non-exclusive, world-wide license under SB Diagnostic IP, with the right to sublicense pursuant to Paragraph 4.7, to Make, Have Made, Use, and Sell rDx Service(s) and rDx Kit(s) in the field of Class I Dx Test(s) with respect to such rDx Service(s) and rDx Kit(s) for which DiaDexus has filed a Research Plan pursuant to Section 11.

            (c) Subject to DiaDexus's right to conduct research only in furtherance of the rights explicitly granted herein, SB retains all rights under SB Diagnostic IP to Make, Have Made, Use, and Sell rDx Service(s) and rDx Kit(s) in the field of Class II and Class III Dx Test(s).

4.5 SB Technology IP grants: Subject to all the terms and conditions of this Agreement. SB hereby grants the following rights under SB Technology IP in the field of Class I Dx Test(s), Class II Dx Test(s), and Class III Dx Test(s):

      4.5.1       All Class I, Class II and Class III Dx Test(s)

            (a) SB grants DiaDexus a non-exclusive, world-wide license under SB Technology IP provided to DiaDexus by SB during the Initial License Period, to Make, Have Made, Use, and Sell cDx Kit(s), cDx Homebrew(s), rDx Kit(s) and rDx Service(s) in the field of Class I Dx Test(s), Class II Dx Test(s), and Class III Dx Test(s). This license is sublicensable by DiaDexus pursuant to Paragraph 4.7 on a Test-by-Test basis and only to the extent such SB Technology IP is required for the conduct of the specific Test and further provided such SB Technology IP has been listed on Appendix I or J as being sublicenseable.

4.6   Bioinformatics/Ix Products:

      4.6.1 During the Initial License Period, SB shall provide DiaDexus an opportunity to negotiate a non-exclusive license for Bioinformatics of SB made commercially available by SB to Third Parties which Bioinformatics is not otherwise licensed pursuant to this Agreement.

4.6.2 Except as otherwise expressly provided herein, DiaDexus has no rights to sublicense Bioinformatics rights it receives from SB under this Agreement or any agreement with SB without the express written permission of SB.

4.6.3 It is the intent of SB, on a collaborative basis, to make certain Bioinformatics available to DiaDexus which is not otherwise available under subparagraph 4.6.1 (e.g., experimental bioinformatics tools, etc.). However, the parties recognize that SB is under no obligation to provide (and may not have the rights to provide) such Bioinformatics to DiaDexus.

4.6.4 SB grants Incyte a first right of offer to enter into an agreement with SB for commercialization of SB Bioinformatics platform(s) in the event SB, in its sole discretion, seeks to commercialize any SB Bioinformatics platform during the Initial License Period. If SB seeks to commercialize its Bioinformatics platform(s), SB agrees to provide Incyte promptly in writing with a description of each such Bioinformatics platform and the general terms of each such proposed agreement between Incyte and SB to commercialize such Bioinformatics platform. Incyte shall notify SB within sixty (60) days after receipt of such terms whether Incyte desires to proceed into negotiations with respect to each such commercialization agreement. If Incyte notifies SB in writing that it wishes to proceed, SB and Incyte agree to negotiate exclusively with each other in good faith to execute each such agreement within a period of one hundred eighty (180) days. In the event that Incyte declines in writing to proceed, or if the Parties cannot reach an agreement within the 180 day period, or a mutually agreed extension thereof, then during the Initial License Period, SB agrees not to enter into an agreement to commercialize any such Bioinformatics platform with any Third Party under more favorable terms and conditions than the terms and conditions last offered to Incyte unless such terms have been offered to Incyte in accordance with this Paragraph 4.6.4.

4.6.5 DiaDexus hereby acknowledges that Incyte has ongoing research and development programs involving material investment by Incyte to produce and develop Incyte IP independent of that which would constitute Incyte Diagnostic IP, including Incyte IP which is or shall be provided to third parties on a non-exclusive commercial basis as Incyte database product(s), including Lx Product(s). Incyte shall provide SB and DiaDexus with access on commercial terms to those Ix Product(s), or other Incyte database products which are made generally available by Incyte to other Third Parties on a non-exclusive basis.

4.7 Sublicensing of SB Diagnostic IP and SB Technology IP: DiaDexus agrees that brokerage of SB Diagnostic IP or SB Technology IP is not permitted by DiaDexus nor is it in SB's best interests. Therefore:


     4.7.1 On an individual Test-by-Test basis, DiaDexus may sublicense to any Third Party the rights to such Test for which a Research Plan has been filed in accordance with Section 11 and the SB Diagnostic IP and/or SB Technology IP relating thereto, on an exclusive or non-exclusive basis, as the case may be, in order to Make, Have Made, Use, and Sell Tests as granted under this
               Section 4.0; provided, however, that without the prior express written consent of SB, no sublicense of SB Diagnostic IP or SB Technology IP will be granted to any Third Party in the absence of a corresponding license of rights to a given Test discovered, researched and/or developed by DiaDexus including the license of patent rights pertaining thereto owned by, licensed to or controlled by DiaDexus; and further provided that each sublicense has a grant which is consistent with the terms herein and DiaDexus shall be responsible for payments and royalties under such sublicenses due under Section 6.0 as if such were made by DiaDexus directly and pursuant to the terms and conditions of this Agreement.

     4.7.2 DiaDexus shall obtain the prior written commitment of any sublicensee to abide by all applicable terms and conditions of this Agreement. Promptly upon execution of any permitted sublicense under 4.7.1. DiaDexus shall provide notice thereof to SB, and reasonable satisfactory evidence that such sublicense is in compliance with this Paragraph 4.7.

     4.7.3 Any purported sublicense in violation of this Section 4.7 shall be void.

4.8  Tissue

     4.8.1 Consistent with the rights granted in this Section 4, SB shall provide DiaDexus with reasonable access to its tissue collections for its internal research purposes in the field of Class I Dx Test(s), Class II Dx Test(s) and Class III Dx Test(s). Such tissues are SB Technology Know-How.

4.9 Other: SB agrees to negotiate with Incyte in good faith for access to SB Technology IP which is required for the commercially reasonable conduct of rDx Service(s) licensed to Incyte by DiaDexus pursuant to Section 5.

                                      5.0    DiaDexus

5.1  General Provisions

     5.1.1 Notwithstanding any exclusive grants conveyed by DiaDexus under DiaDexus IP, DiaDexus retains the right to use such DiaDexus IP for its own internal research purposes.

     5.1.2 DiaDexus agrees not to intermingle any Incyte Database Know-How, Incyte Diagnostic Know-How, and/or Incyte Technology Know-How with any SB Diagnostic Know-How designated by SB as being based on or derived by its collaboration with HGS pursuant to Paragraph 9.1.5.

     5.1.3 DiaDexus retains all rights under DiaDexus IP unless expressly granted to SB and/or Incyte pursuant to the terms and conditions of this Agreement.

     5.1.4 All rights and licenses granted by DiaDexus to SB and/or Incyte pursuant to Paragraphs 5.2, 5.3, and 5.4, shall include a non-exclusive sublicense or exclusive sublicense, as the case may be, by DiaDexus to any SB Diagnostic IP and/or Incyte Diagnostic IP each only as may be necessary to exercise such right or license. Such license shall only be granted exclusively hereunder to SB or Incyte, if such party had granted the license exclusively to DiaDexus in Section 3 or 4, as the case may be, and if not, such sublicense shall only be granted by DiaDexus to SB or Incyte pursuant to this Paragraph, as the case may be, non-exclusively.

5.2 DiaDexus Class I DX Test(s) Grants: Subject to all the terms and conditions of this Agreement, DiaDexus hereby grants the following rights to SB in the field of Class I DX Test(s):

     5.2.1     cDx Homebrew(s)

        (a) DiaDexus grants SB a first right to negotiate with DiaDexus to obtain an exclusive license (with the right to sublicense) under DiaDexus IP, generated during the Extended License Period to Make, Have Made, Use, and Sell cDx Homebrew(s) in the field of Class I Dx Test(s) in the Homebrew Territory. Such license, if agreed to, would include a royalty and license fee as specified in Paragraph 6.3 and other terms and conditions mutually acceptable to the Parties and customary in such licenses, however, no additional payments beyond such royalty and license fee shall be required for such license.

        (b) DiaDexus agrees to notify SB in writing of the commencement of such first right. SB and DiaDexus shall have a three (3) month period in which to negotiate and execute such license for such cDx Homebrew if the Parties mutually agree thereto. SB shall within thirty (30) days after receipt of such notice either accept in writing or decline such first right (no notice to DiaDexus within such thirty (30) day period shall constitute a waiver of such first right with respect to such cDx Homebrew). If SB accepts such first right in writing, SB and DiaDexus agree to negotiate exclusively with each other in good faith effort to reach mutually acceptable agreement and to execute such agreement within such three (3) month period. In the event a license agreement is not entered into during such three (3) month period or a mutually agreed extension thereof, SB shall have no further right with respect to such cDx Homebrew leaving DiaDexus free to pursue agreements with Third Parties or Incyte at its own discretion for such cDx Homebrew.

      5.2.2 rDx Services(s)

            (a) DiaDexus grants SB a first right to negotiate with DiaDexus to obtain a non-exclusive or exclusive (as negotiated), world-wide license under DiaDexus IP generated during the Extended License Period to Make, Have Made, Use, and Sell rDx Service(s) in the field of Class I Dx Test(s).

            (b) DiaDexus agrees to notify SB in writing of the commencement of such first right. SB and DiaDexus shall have a six (6) month period in which to negotiate and execute such license for such rDx Service, if the Parties mutually agree thereto. SB shall within thirty (30) days after receipt of such notice either accept in writing or decline such first right (no notice to DiaDexus within such thirty
            (30) day period shall constitute a waiver of such first right with respect to such rDx Service). If SB accepts such first right in writing, SB and DiaDexus agree to negotiate exclusively with each other in good faith effort to reach mutually acceptable agreement and to execute such agreement within such six (6) month period. In the event a license agreement is not entered into during such six
            (6) month period or a mutually agreed extension thereof, SB shall have no further right with respect to such rDx Service leaving DiaDexus free to pursue agreements with Third Parties or Incyte at its own discretion for such rDx Service.

5.3 DiaDexus Class II Dx Test(s) Grants: Subject to all the terms and conditions of this Agreement, DiaDexus hereby grants the following rights to SB and/or Incyte in the field of Class II Dx Test(s):

      5.3.1 cDx Homebrews

            (a) DiaDexus grants SB a first right to negotiate with DiaDexus to obtain an exclusive license under DiaDexus IP generated during the

     Extended License Period, with the right to sublicense only to Incyte to Make, Have Made, Use and Sell cDx Homebrews in the field of Class II Dx Test(s) in the Homebrew Territory.

     (b) DiaDexus agrees to notify SB in writing of the commencement of such first right. SB and DiaDexus shall have a six (6) month period in which to negotiate and execute such license for such cDx Homebrew if the Parties mutually agree thereto. SB shall within thirty (30) days after receipt of such notice either accept in writing or decline such first right (no notice to DiaDexus within such thirty (30) day period shall constitute a waiver of such first right with respect to such cDx Homebrew). If SB accepts such first right in writing, SB and DiaDexus agree to negotiate exclusively with each other in good faith effort to reach mutually acceptable agreement and to execute such agreement within such six (6) month period. In the event a license agreement is not entered into during such six (6) month period or a mutually agreed extension thereof, SB shall have no further right with respect to such cDx Homebrew.

     (c) In the event SB declines such first right with respect to a cDx Homebrew, or fails to reach agreement with DiaDexus within the six (6) month period, DiaDexus grants Incyte the right to negotiate with DiaDexus to obtain an exclusive license under DiaDexus IP, with the right to sublicense only to SB, to Make, Have Made, Use, And Sell such cDx Homebrew in the field of Class II Dx Test(s) in the Homebrew Territory.

     (d) DiaDexus agrees to notify Incyte in writing of the commencement of such right promptly after the earlier of when SB declines such first right or the expiration of the six (6) month period in which no agreement was reached with SB. SB and DiaDexus shall have a six (6) month period in which to negotiate and execute such license for such cDx Homebrew if the Parties mutually agree thereto. Incyte shall within thirty (30) days after receipt of such notice either accept in writing or decline such right (no notice to DiaDexus within such thirty (30) day period shall constitute a waiver of such right with respect to such cDx Homebrew). If Incyte accepts such right in writing, Incyte and DiaDexus agree to negotiate exclusively with each other in good faith effort to reach mutually acceptable agreement and to execute such agreement within such six (6) month period. In the event a license agreement is not entered into during such six (6) month period or a mutually agreed extension thereof, Incyte relinquishes any such right with respect to such cDx Homebrew and DiaDexus is free to enter into a license with respect to such cDx Homebrew with Third Parties.

5.3.2     rDx Service(s)

          (a) DiaDexus grants SB and Incyte a first right to negotiate with DiaDexus to obtain a co-exclusive, world-wide license under DiaDexus IP generated during the Extended License Period, with the right to sublicense, to Make, Have Made, Use, and Sell rDx Service(s) in the field of Class II Dx Test(s).

          (b) DiaDexus agrees to notify SB and Incyte in writing of the commencement of such first right. Each of SB and Incyte shall have a six (6) month period in which to negotiate with DiaDexus and execute a license for such rDx Service if such Parties mutually agree thereto. SB and Incyte shall each within thirty (30) days after receipt of such notice either accept in writing or decline such first right (no notice to DiaDexus within such thirty (30) day period shall constitute a waiver of such first right with respect to such rDx Service with respect to such Party). If SB and/or Incyte accept such first right in writing, SB and DiaDexus and/or Incyte and DiaDexus, each agree to negotiate exclusively with each other in good faith effort to reach mutually acceptable agreement and to execute such agreement within such six (6) month period. In the event a license agreement is not entered into during such six (6) month period or mutually agreed extension(s) thereof, SB or Incyte, as the case may be, shall have no further right with respect to such rDx Service.

5.4. DiaDexus Class III Dx Test(s) Grants: Subject to all the terms and conditions of this Agreement, DiaDexus hereby grants the following rights to SB and/or Incyte in the field of Class III Dx Test(s):

     5.4.1     cDx Homebrew(s)

          (a) DiaDexus grants SB a first right to negotiate with DiaDexus to obtain an exclusive, world-wide license under DiaDexus IP, generated during the Extended License Period, with the right to sublicense only to Incyte, to Make, Have Made, Use, and Sell cDx Homebrew in the field of Class III Dx Test(s) in the Homebrew Territory.

          (b) DiaDexus agrees to notify SB in writing of the commencement of such first right. SB and DiaDexus shall have a six (6) month period in which to negotiate and execute such license for such cDx Homebrew if the Parties mutually agree thereto. SB shall within thirty (30) days after receipt of such notice either accept in writing or decline such first right (no notice to DiaDexus within such thirty (30) day period shall constitute a waiver of such first right with respect to such cDx Homebrew). If SB accepts such first right in writing, SB and DiaDexus agree to negotiate exclusively with each other in good faith effort to reach mutually acceptable agreement and to execute such agreement within such six (6) month period. In the event a license agreement is not entered into during such six (6) month period or a mutually agreed extension thereof, SB shall have no further right with respect to such cDx Homebrew.

     (c) In the event SB declines such first right with respect to a cDx Homebrew or fails to reach agreement with DiaDexus within a six (6) month period, DiaDexus grants Incyte the right to an exclusive license under DiaDexus IP, with the right to sublicense only to SB, to Make, Have Made, Use, and Sell Clinical Dx Homebrew(s) in the field of Class III Dx Test(s) in the Homebrew Territory.

     (d) DiaDexus agrees to notify Incyte in writing of the commencement of such right promptly after the earlier of when SB declines such right or the expiration of the six (6) month period in which no agreement was reached with SB. Incyte and DiaDexus shall have a six (6) month period in which to negotiate and execute such license for such cDx Homebrew if the Parties mutually agree thereto. Incyte shall within thirty (30) days after receipt of such notice either accept in writing or decline such right (no notice to DiaDexus within such thirty (30) day period shall constitute a waiver of such right with respect to such cDx Homebrew). If Incyte accepts such right in writing, Incyte and DiaDexus agree to negotiate exclusively with each other in good faith effort to execute such agreement within such six (6) month period. In the event a license agreement is not entered into during such six (6) month period or a mutually agreed extension thereof, Incyte shall have no further right with respect to such cDx Homebrew and DiaDexus is free to enter into a license with respect to such cDx Homebrew with Third Parties.

5.4.2     rDx Service(s)

     (a) DiaDexus grants Incyte a first right to negotiate with DiaDexus for an exclusive license under DiaDexus IP generated during the Extended License Period, with the right to sublicense, to Make, Have Made, Use, and Sell rDx Service(s) in the field of Class III Dx Test(s).

     (b) DiaDexus agrees to notify Incyte in writing of the commencement of such first right. Incyte and DiaDexus shall have a six (6) month period in which to negotiate and execute such license for such rDx Service if the Parties mutually agree thereto. Incyte shall within thirty (30) days after receipt of such notice either accept in writing or decline such first right (no notice to DiaDexus within such thirty (30) day period shall constitute a waiver of such first right with respect to such rDx Service). If Incyte accepts such first right in writing, Incyte and DiaDexus agree to negotiate exclusively with each other in good faith effort to reach mutually acceptable agreement and to execute such agreement within such six (6) month period, provided such agreement contains a provision that such rDx Service shall be made available to SB on commercial terms. In the event a license agreement is not entered into during such six (6) month period or a mutually agreed extension thereof, Incyte shall have no further right with respect to such rDx Service as the case may be.

       (c) In the event Incyte declines such first right with respect to a rDx Service as the case may be, or fails to reach agreement with DiaDexus within a six (6) month period, DiaDexus grants SB and Incyte the co-exclusive right to a license(s) under such DiaDexus IP, with the right to sublicense, to Make, Have Made, Use, and Sell such rDx Service as the case may be in the field of Class III Dx Test(s).

       (d) DiaDexus agrees to notify SB in writing of the commencement of such right promptly after the earlier of when Incyte declines such right or the expiration of the six (6) month period in which no agreement was reached with Incyte. SB and Incyte and DiaDexus shall have a six (6) month period in which to negotiate and execute such license(s) for such rDx Service as the case may be. Incyte and/or SB shall within (30) days after receipt of such notice either accept in writing or decline such right (no notice to DiaDexus within such thirty (30) day period shall constitute a waiver of such right with respect to such rDx Service as the case may be). If Incyte and/or SB accept such right in writing, Incyte and/or SB, as the case may be, and DiaDexus agree to negotiate exclusively with each other in good faith effort to reach mutually acceptable agreement and to execute such agreement within such six (6) month period. In the event a license agreement is not entered into during such six (6) month period or a mutually agreed extension thereof, Incyte and SB shall have no further right with respect to such rDx Service as the case may be and DiaDexus is free to enter into a license with respect to such rDx Service with Third Parties.

5.5 DiaDexus Ix Product Grants: Subject to all the terms and conditions of this Agreement, DiaDexus hereby grants the following rights to Ix Products:

    5.5.1    Healthcare-Ix Products

       (a) Subject to subparagraphs (b) and (c), DiaDexus grants SB and Incyte a world-wide, co-exclusive license, with the right to sublicense, under DiaDexus IP generated during the Extended License Period to Make, Have Made, Use, and Sell Healthcare-Ix Products, provided that such license is only sublicenseable by SB and Incyte if SB and Incyte mutually agree in writing to such sublicense.

        (b) Unless DiaDexus otherwise elects at its discretion to accelerate the effective date of any license grant under Section 5.5.1(a) and subject to subparagraph (c) below, with respect to DiaDexus IP which is potentially useful as a Healthcare-Ix Product or portion thereof, DiaDexus's grant of rights to SB and Incyte under Paragraph 5.5.1(a) shall be effective upon the expiration of the two (2) year period following such calendar quarter during which such DiaDexus IP was generated (the "Proprietary Period").

        (c) In the event DiaDexus elects, at its discretion, to grant rights to SB and Incyte under Paragraph 5.5.1(a) prior to expiration of the Proprietary Period, such license shall be subject to mutually agreed field of use restrictions in the field of Clinical Diagnostics.

    5.5.2    Research-Ix Products and Investigational-Ix Products

        (a) Subject to subparagraphs (b) and (c), DiaDexus grants Incyte an exclusive, world-wide license, with the right to sublicense, under DiaDexus IP generated during the Extended License Period to Make, Have Made, Use, and Sell Research-Ix Products and Investigational-Ix Products.

        (b) Unless at its discretion and subject to subparagraph (c) below, with respect to DiaDexus IP which is potentially useful as a Research-Ix Product or Investigational-Ix Product or portion(s) thereof, DiaDexus's grant of rights to Incyte under Paragraph 5.5.2(a) shall come into effect upon the expiration of the two (2) year period following such calendar quarter during which such DiaDexus IP was generated (the "Proprietary Period").

        (c) In the event DiaDexus elects, at its discretion, to grant rights to Incyte under Paragraph 5.5.2(a) prior to expiration of the Proprietary Period, such license shall be subject to mutually agreed field of use restrictions in the field of Clinical Diagnostics.

5.6 Additional DiaDexus grants: Subject to all the terms and conditions of this Agreement, DiaDexus hereby grants the following additional rights to SB and/or Incyte:

    5.6.1    Improvements to SB Technology IP and Incyte Technology IP

        (a) Notwithstanding anything else to the contrary, DiaDexus grants to Incyte a non-exclusive, paid-up, non-cancellable, royalty-free, license under

        DiaDexus IP which is an improvement to Incyte Technology IP generated by or on behalf of DiaDexus during the Extended License Period.

        (b) Notwithstanding anything else to the contrary, DiaDexus grants to SB a non-exclusive, paid-up, non-cancellable, royalty-free, license under DiaDexus IP which is an improvement to SB Technology IP generated by or on behalf of DiaDexus during the Extended License Period.

5.6.2   Rx/Other

        (a) Subject to subparagraphs (b), (c) and Paragraph 5.6.5(b), DiaDexus grants Incyte and SB world-wide license(s), with the right to sublicense, under DiaDexus IP generated during the Extended License Period to Make, Have Made, Use, and Sell any and all products and processes in the field of Rx/Other, as follows: such license(s) shall be co-exclusive to Incyte and SB except as to the license of an Invention as defined in Section 3.6.3 of the Incyte Collaborative LifeSeq(R) Database Agreement in the Pharmaceutical Field of Use in order to Make, Have Made, Use and Sell a Therapeutic Protein Product or Antisense Product, which such license(s) of DiaDexus IP shall be exclusive to Incyte.

        (b) During the Extended License Period and with respect to all DiaDexus IP useful in the Rx/Other field, DiaDexus's disclosure of and grant of rights to SB and Incyte under Paragraph 5.6.2(a) shall only be disclosed and granted at the time such DiaDexus IP is the subject of a patent application filed by DiaDexus having a claim in the Rx/Other field and for which the relevant Gene Product(s) has been tested in diagnostic validation studies of at least twenty (20) patients.

        (c) The parties agree that certain of SB's and Incyte's rights to DiaDexus IP in the field of Rx/Other are subject to existing obligations of SB and/or Incyte, as the case may be. For example,

                (i) SB's co-exclusive rights in DiaDexus IP derived from Incyte Database Products are subject to applicable terms and conditions of the Incyte Database Agreements, including, in particular, the rights and obligations with respect to disclosure and sublicense of Incyte IP; and

                (ii) The obligations of SB to HGS pursuant to Paragraph
        5.6.5(b).

5.6.3   Bioinformatics

          DiaDexus hereby grants Incyte and SB a non-exclusive, sublicenseable license under DiaDexus IP generated during the Initial License Period in the field of Bioinformatics (which are not improvements to Incyte Technology IP or SB Technology IP) under reasonable commercial terms to be negotiated.

     5.6.4 Research

          DiaDexus hereby grants to SB a non-exclusive license under DiaDexus IP which is Clinical Non-genomic DiaDexus Data generated by or on behalf of DiaDexus during the Extended License Period, to use for its own internal research purposes.

     5.6.5 Other

          (a) For all Tests to which DiaDexus has lost its licenses to SB Diagnostic IP or Incyte Diagnostic IP, as the case may be pursuant to Paragraph 13.5, DiaDexus grants an exclusive, royalty-free, non-cancellable, world-wide license under DiaDexus IP, with the right to sublicense, to the extent necessary to Make, Have Made, Use, and Sell such Tests. Such license shall be granted back to the Party or Parties who made the original grant of SB Diagnostic IP or Incyte Diagnostic IP, as the case may be, upon which such Test was based.

          (b) Consistent with Paragraph 5.1.2, DiaDexus grants SB an exclusive, world-wide license, with the right to sublicense, under DiaDexus IP provided such DiaDexus IP was based on the use of or derived by SB Diagnostic IP identified by SB pursuant to Paragraphs 4.1.1 and
          9.1.5 as HGS Derived to Make, Have Made, Use, and Sell any and all products and processes other than Tests.

          (c) During the Extended License Period and for each cDx Kit manufactured by DiaDexus, DiaDexus grants SB most favored nation pricing with respect to the price of such cDx Kit sold to Third Parties.

          (d) During the Extended License Period and for each rDx Kit manufactured by DiaDexus, DiaDexus grants Incyte most favored nation pricing with respect to the price of such rDc Kit sold to Third Parties.

                      6.0 SCHEDULE OF PAYMENTS; ROYALTIES

6.1 Rx/Other Field of Use; Milestone Payments and Royalties to DiaDexus by SB and Incyte: Contingent on the following events, and subject to

          Paragraphs 6.5 and 6.6, the following payments and royalties shall be paid by SB or Incyte or their sublicensees, as the case may be, to DiaDexus for SB Rx Products and Incyte Rx Products, as the case may be, to DiaDexus for SB Rx Products and Incyte Rx Products, as the case may be, under the licenses granted under Paragraph 5.6.2(a) as applicable:

               (a) IND: A payment equal to (1) ******

               (b) Phase III Initiation: A payment equal to (1) ******

               (c) Regulatory Approval: A payment equal to (1) ******

               (d) Single Payment Obligation/Major Market: It is understood between the Parties that the payments above in subparagraphs
               (a)-(c) will not be made more than once with respect to each Rx Product and shall only be made when such obligation first occurs in a country of a Major Market.

               (e) Royalties on Net Sales: A royalty will be paid on Net Sales by SB or Incyte or their sublicensees, as the case may be, of any such Rx Product under the following schedule:

                    (i) Rx Product subject to Paragraph: 6.5(a) 6.5(b) Rx Product ********* ********


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

               (ii) In the event an Rx Product is sold in the form of a combination product containing at least one Rx Product and one or more other ingredients which are Therapeutically Active Ingredient(s), Net Sales of such combination product will be adjusted by multiplying actual Net Sales of such combination product by the fraction A/(A+B) where A is the average invoice price of the Rx Product, if sold separately, and B is the average invoice price of the Therapeutically Active Ingredient(s), if sold separately. If the Therapeutically Active Ingredient(s) are not sold separately, Net Sales shall be calculated by multiplying actual Net Sales of such combination product by the fraction A/C where A is the average invoice price of the Rx Product if sold separately, and C is the average invoice price of the combination product, provide A/C does not exceed one (1). If, neither the Rx Product nor the Therapeutically Active Ingredient(s) are sold separately, Net Sales shall be determined by the Parties in good faith. For the purposes of this Paragraph, Therapeutically Active Ingredient(s) shall mean an ingredient which is biologically active in achieving a clinical therapeutic effect but shall not include diluents, vehicles, drug delivery systems or specific adjuvants or any ingredient which does not have any, or only incidental, therapeutic properties when present alone, but does not include Rx Product.

          (f) Licensing Revenue: SB or Incyte, as the case may be, shall pay DiaDexus ****** percent of Licensing Revenue for DiaDexus Patents licensed to Third Parties in the field of Rx/Other, only where such license is in the absence of the grant of rights to an Rx Product and payment of royalties and other payments to DiaDexus pursuant to subparagraphs (a)-(e).

6.2  RX/Other Field of Use; Milestone Payments and Royalties to Incyte by SB:
     Contingent on the following events, and subject to Paragraph 6.6, the following payments and royalties shall be paid for Rx Products under the licenses granted by DiaDexus to SB under Paragraphs 5.6.2(a) as applicable:

          (a) IND: a payment equal to ******

          (b) Phase III Initiation: A payment equal to ******


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                                       15

(c)     Regulatory Approval: A payment equal to ******

(d) Single Payment Obligation/Major Market: It is understood between the Parties that the payments above in subparagraphs (a)-(c) will not be made more than once with respect to each Rx Product and shall only be made when such obligation first occurs in a country of a Major Market.

(e) Royalties on Net Sales: A ****** percent royalty will be paid by SB to Incyte on Net Sales of any such SB Rx Product, provided:

(i) The foregoing payments under subparagraphs (a)-(e) will accrue or become due or payable only with respect to Rx Products which are materially based on or use materially or are derived by material use of that which would constitute Incyte Database Know-How at the time of Use by DiaDexus (as defined in the Incyte Database Agreement(s)), which such Incyte Database Know-How was sublicensed by DiaDexus to SB as permitted by Paragraph 3.6.3 of the Incyte Database Agreement(s);

(ii) In the event an Rx Product is sold in the form of a combination product containing at least one Rx Product and one or more other ingredients which are Therapeutically Active Ingredient(s), Net Sales of such combination product will be adjusted by multiplying actual Net Sales of such combination product by the fraction A/(A+B) where A is the average invoice price of the Rx Product, if sold separately, and B is the average invoice price of the Therapeutically Active Ingredient(s), if sold separately. If the Therapeutically Active Ingredient(s) are not sold separately, Net Sales shall be calculated by multiplying actual Net Sales of such combination product by the fraction A/C where A is the average invoice price of the Rx Product if sold separately, and C is the average invoice price of the combination product, provide A/C does not exceed one (1). If, neither the Rx Product nor the Therapeutically Active Ingredient(s) are sold separately, Net Sales shall be determined by the Parties in good faith. For the purposes of this Paragraph, Therapeutically Active Ingredient(s) shall mean an ingredient which is biologically active in achieving a clinical therapeutical effect but shall not include


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                                       36
            diluents, vehicles, drug delivery systems or specific adjuvants or any ingredient which does not have any, or only incidental, therapeutic properties when present alone, but does not include Rx Product.

6.3 Tests Field of Use; Payments and Royalties to DiaDexus by SB. Contingent on the following events, and subject to Paragraph 6.5 and 6.6, the following payments and royalties shall be paid by SB to DiaDexus for Tests under the licenses granted under Paragraph 5.2.1 as applicable:

            (a) Royalties on Net Sales: A royalty will be paid on Net Sales by SB of any Test under the following schedule:

                  Test subject to Paragraph           6.5(a)            6.5(b)

            cDx Homebrew (Class I)                    ******            ******

            (b) License Fee: Promptly upon the execution of each license agreement between SB and DiaDexus for each cDx Homebrew entered into pursuant to Paragraph 5.2.1, SB shall pay to DiaDexus a license fee of between ****** Such license fee is fully creditable against future royalties for such cDx Homebrew.

            (c) Applicable Royalty Rate/License Fee: The applicable royalty rate for each such cDx Homebrew within such range specified in Paragraphs (a) shall be calculated as follows:

                  (i)   If the SB profit margin is ******

                  (ii)  If the SB profit margin is ******

                  (iii) For profit margins between ******



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                                       37

            (d) Other terms: All other terms of such license agreement entered into pursuant to Paragraph 5.2.1 for such cDx Homebrew to be negotiated pursuant to the relevant agreement between SB and DiaDexus with respect to such cDx Homebrew.

            (e) Other Tests
            SB and/or Incyte shall pay royalties to DiaDexus on Net Sales of Tests to which SB and/or Incyte has obtained rights from DiaDexus pursuant to this Agreement. Such royalty and other terms shall be negotiated pursuant to the relevant agreement negotiated between SB and/or Incyte and DiaDexus with respect to such Test.

6.4 Ix Product: Net Ix Revenue to DiaDexus by SB and Incyte. Contingent on the following events, and subject to Paragraph 6.6, the following payments shall be paid by SB and Incyte to DiaDexus for Ix Products, as the case may be, under the licenses granted under Paragraph 5.5 as applicable:

            Ix Revenue: SB or Incyte, as the case may be, shall pay DiaDexus ****** percent of Net Ix Revenue for such Ix Product; provided such Ix Product significantly incorporates DiaDexus data when sold.

6.5 Payment Obligation. The foregoing payment obligations of SB and Incyte to DiaDexus under Sections 6.1 and 6.3 will accrue or become due or payable only with respect to Rx Products and Tests:

            (a) which but for the patent licenses granted herein would otherwise infringe a Valid Claim(s) of a DiaDexus Patent(s); or

            (b) are covered by a pending claim of a DiaDexus Patent(s) but not a Valid Claim(s) of a DiaDexus Patent(s).

6.6   Duration of Royalty Payment Obligation.

      6.6.1 All Royalty obligations with respect to each Product under any portion of this Section 6.0 shall terminate on a country-by-country and product-by-product basis on the later of (i) ten (10) years after the first country-wide launch of each product in each country or (ii) expiration of the last-to expire Valid Claim which covers such product in each country.

      6.6.2 Upon termination of the royalty payment obligation, DiaDexus, SB, and Incyte, as the case may be, shall thereafter have in perpetuity a royalty-free license to make, use and sell such Product in the specified field(s) of use.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.7       Royalties and Other Commitments to Third Parties

     6.7.1 DiaDexus acknowledges that SB has certain royalty and other commitments to Third Parties on certain of the SB Technology IP and/or SB Diagnostic IP. Where DiaDexus has commercialized or licenses a Test based on or derived by such SB Technology IP and/or SB Diagnostic IP, DiaDexus agrees to pay such royalties, either directly to such Third Party or via pass through payments to SB and to meet all of the other terms and conditions which such Third Party agreement may impose.

     6.7.2 DiaDexus acknowledges that Incyte has certain royalty and other commitments to Third Parties on certain of the Incyte Technology IP and/or Incyte Diagnostic IP. Where DiaDexus has commercialized or licenses a Test based on or derived by such Incyte Technology IP and/or Incyte Diagnostic IP, DiaDexus agrees to pay such royalties, either directly to such Third Party or via pass through payments to Incyte and to meet all of the other terms and conditions which such Third Party agreement may impose.

                         7.0    THIRD PARTY AGREEMENTS

7.1 Subject to Paragraph 7.2 and during the Initial License Period, Incyte and SB (including their Fifty Percent Affiliates) agree not to create new corporate entities formed for the primary purpose of making, having made, or selling cDx Kit(s).

7.2 During the Initial License Period, any new technology platform which is reasonably determined to be useful for making cDx Kit(s) to which SB or Incyte alone have the right to grant, or cause directly or indirectly to be granted, non-exclusive licenses consistent with the terms and conditions of this Agreement, SB or Incyte, as the case may be, shall offer DiaDexus a six (6) month period in which to negotiate and execute a non-exclusive license for such technology, under commercially reasonable terms. DiaDexus shall within thirty (30) days of receipt of such notice either accept in writing or decline such right (no notice to the other Party within such thirty (30) day period shall constitute a waiver of such right with respect to such technology license). If DiaDexus accepts such right in writing, the Parties agree to negotiate exclusively with each other in good faith effort to execute such agreement within such six (6) month period. In the event a non-exclusive license agreement is not entered into within such six (6) month period, SB or Incyte, as the case may be, shall be free to license such technology, or create a new entity, including joint ventures, which may utilize such technology in any field of use including cDx Kit(s) without obligation to DiaDexus. For any other such new technology platform which SB or Incyte, as the case may be, acquires a partial or restricted ownership interest during the Initial License Period, and if the partners in such new technology platform determine at their sole discretion to license to Third Parties for the purpose of Making, Having Made, Using, or Selling cDx Kits, SB or Incyte, as the case may be, will use commercially reasonable efforts to provide DiaDexus the opportunity to license such new technology platform non-exclusively.

7.3 Consistent with its obligations described herein, the Parties acknowledge that Incyte may exchange database access or satellite database services for cash, technology or equity with Third Party entities including companies which are involved in business related directly or indirectly to Clinical Diagnostic(s) without obligation to DiaDexus herein above.

7.4 Notwithstanding the provisions of this Agreement, SB and Incyte retain the right to undertake research and development programs or establish collaborations with Third Parties in any research area, including, but not limited to satellite database services, including areas which are or become the subject of this Agreement, provided, however that SB and Incyte remain subject to its confidentiality and license obligations to DiaDexus as set forth herein.

                         8.0  BIOINFORMATICS COMMITTEE

     8.1  Responsibilities of the Bioinformatics Committee

     8.1.1 Promptly following the Effective Date during the Initial License Period, the parties will form a committee made up of bioinformaticians from each Party (Bx Committee). The Bx Committee shall have the following responsibilities:

          (a) Arrange for the orderly transfer of Bioinformatics to DiaDexus from SB and Incyte and to SB and Incyte from DiaDexus in accordance with the Agreement;

          (b)  Meet at least quarterly by phone or in person;

          (c)  Discuss possible collaborative efforts; and

          (d) Any other duties as the members may mutually agree upon provided such duties are consistent with the terms and conditions of this Agreement.

                            9.0 INFORMATION EXCHANGE

      9.1   SB

      9.1.1 During the Initial License Period, SB shall use reasonable and ongoing efforts to disclose and supply to DiaDexus with certain SB Technology Know-How which is reasonably available and transferable, and has practical application in DiaDexus's research, development and commercialization activities pursuant to this Agreement. SB shall specify any prior Third Party obligations with respect to such SB Technology Know-How.

      9.1.2 During the Initial License Period, and consistent with the scope of applicable licenses granted herein, whenever SB reasonably determines that a Gene Product or set of Gene Product(s) (which
            Gene Product(s) are subject to Third Party obligations) may have utility as a Test, SB shall offer to DiaDexus any data, substances, processes, materials, formulae, know-how and inventions which are reasonably known to it with respect to such Gene Product or set of Gene Product(s) on a potential Test-by-potential Test basis, to the extent such data, substances, processes, materials, formulae, know-how and inventions are owned by SB or for which SB has a right to grant a license (including intellectual property obtained from Third Parties) consistent with the terms and conditions of this Agreement. SB will also notify DiaDexus of any obligations it would be required to undertake under Paragraph 6.7.1 as a result of accepting such. If DiaDexus decides to accept any such data, substances, processes, materials, formulae, know-how and inventions, such shall become SB Diagnostic Know-How and be listed on Appendix G and any corresponding SB Diagnostic Patents shall be listed on Appendix H.

      9.1.3 During the Initial License Period and consistent with the scope of the applicable license grants herein, whenever SB reasonably determines that a Gene Product or set of Gene Product(s) (which Gene Product(s) are not subject to Third Party obligations) may have utility as a Test, such data, substances, processes, materials, formulae, know-how and inventions which are reasonably known to it with respect to such Gene Product or set of Gene Product(s) shall become SB Diagnostic Know-How and be listed on Appendix G and any corresponding SB Diagnostic Patents shall be listed on Appendix H.

      9.1.4 SB agrees to notify DiaDexus in writing which SB Technology IP is sublicenseable by DiaDexus under this Agreement, any other SB Technology IP is not sublicenseable by DiaDexus.

      9.1.5 Prior to transfer to DiaDexus, SB agrees to notify DiaDexus in writing which SB Diagnostic IP is based on the use of or derived by the use of information derived from the HGS Agreements or other Third Party agreements, and to identify the commitments DiaDexus would be obliged to undertake under 6.7.1.

9.2   Incyte

      9.2.1 During the Initial License Period, Incyte shall use reasonable and ongoing efforts to disclose and supply to DiaDexus with certain Incyte Technology Know-How which is reasonably available and transferable, and has practical application in DiaDexus's research, development and commercialization activities pursuant to this Agreement. Incyte shall specify any prior Third Party obligations with respect to such Incyte Technology Know-How.

      9.2.2 During the Initial License Period, and consistent with the scope of the applicable license grants herein, whenever Incyte reasonably determines that a Gene Product on set of Gene Product(s) derived from laboratory data resulting from a prospective study which has been identified by Incyte as having utility as a potential cDx Homebrew, cDx Kit, or Class I rDx Kit or Class I rDx Service using standard biology laboratory techniques above and beyond bioinformatics analysis of data, Incyte shall offer to DiaDexus any such data, substances, processes, materials, formulae, know-how and inventions which are reasonably known to it with respect to such Gene Product or set of Gene Product(s) on a potential Test-by-potential Test basis, to the extent such data, substances, processes, materials, formulae, know-how and inventions are owned by Incyte or for which Incyte has a right to grant a license (including such intellectual property obtained from Third Parties) consistent with the terms and conditions of this Agreement. Incyte will also notify DiaDexus of any obligations it would be required to undertake under Paragraph 6.7.2 as a result of accepting such. If DiaDexus decides to accept any such data, substances, processes, materials, formulae, know-how and inventions, such shall become Incyte Diagnostic Know-How and be listed on Appendix B and any corresponding Incyte Diagnostic Patents shall be listed on Appendix C. DiaDexus acknowledges that disclosure or transfer of any Database Information as defined in the Incyte Database Agreement(s) in conjunction with know-how describing such potential cDx Homebrew, cDx Kit, or Class I rDx Kit or rDx Service, shall remain Database Information and remains subject to the terms and conditions of the Incyte Database Agreement(s).

    9.2.3 Incyte agrees to notify DiaDexus in writing which Incyte Technology IP is sublicenseable by DiaDexus under this Agreement, any other Incyte Technology IP is not sublicenseable by DiaDexus.

    9.2.4 Incyte agrees to notify SB in writing promptly after Incyte, in its sole discretion, decides to seek a marketing partner pursuant to Paragraph 3.5.

9.3     DiaDexus

    9.3.1 During the Extended License Period, DiaDexus shall use reasonable and ongoing efforts to disclose and supply to Incyte, DiaDexus IP which are improvements to Incyte Technology IP which are reasonably available and transferable.

    9.3.2 During the Extended License Period, DiaDexus shall use reasonable and ongoing efforts to disclose and supply to SB, DiaDexus IP which are improvements to SB Technology IP which are reasonably available and transferable.

    9.3.3      cDx Homebrew(s)

        During the Extended License Term and to the extent SB and/or Incyte have a right to a license, DiaDexus shall promptly notify SB (or Incyte as the case may be) in writing of any DiaDexus IP which is potentially useful as a specific cDx Homebrew and shall specify any prior Third Party obligations with respect to such DiaDexus IP.

    9.3.4      rDx Service(s)

        (a) During the Extended License Term and to the extent SB has a right to a license, DiaDexus shall promptly notify SB in writing of any DiaDexus IP which is potentially useful as a rDx Service in the field of Class I or Class II Dx Test(s) and shall specify any prior Third Party obligations with respect to such DiaDexus IP.

        (b) During the Extended License Term and to the extent Incyte has a right to a license, DiaDexus shall promptly notify Incyte in writing of any DiaDexus IP which is potentially useful as a rDx Service in the field of Class II or Class III Dx Test(s) and shall specify any prior Third Party obligations with respect to such DiaDexus IP.

    9.3.5      Healthcare-Ix Products

       (a) During the Extended License Term, and subject to the provisions of 5.5.1, DiaDexus shall use reasonable and ongoing efforts to promptly and fully disclose to SB and Incyte all DiaDexus IP which is potentially useful as a Healthcare Ix Product which is reasonably available and transferable, and shall specify any prior Third Party obligations with respect to DiaDexus IP.

       (b) During the Extended License Term, whenever SB or Incyte identify a potential Healthcare-Ix Product opportunity received pursuant to Paragraph 9.3.5(a), SB or Incyte, as the case may be, shall disclose it to the others attention. Promptly after such disclosure, the Parties shall meet and shall mutually agree on the design and content of such Healthcare Ix Product.

  9.3.6    Research-Ix and Investigational-Ix Products

       (a) During the Extended License Term, and subject to the provisions of 5.5.2, DiaDexus shall use reasonable and ongoing efforts to promptly and fully disclose to Incyte and DiaDexus IP which is potentially useful as a Research-Ix and Investigational-Ix Product which is reasonably available and transferable, and shall specify any prior Third Party obligations with respect to DiaDexus IP.

  9.3.7    DiaDexus IP which is Rx/Other

       (a) During the Extended License Period and subject to Paragraph 5.6.2, DiaDexus shall use reasonable and ongoing efforts to promptly and fully disclose to SB and Incyte all DiaDexus IP which is potentially useful in the Rx/Other field which is reasonably available and transferable, and shall specify any prior Third Party obligations with respect to DiaDexus IP.

  9.3.8    Bioinformatics

       (a) During the Extended License Term, DiaDexus shall promptly and fully disclose to Incyte and SB any DiaDexus IP which is Bioinformatics and subject to the provisions of Paragraph 5.6.3 which is reasonably available and transferable, and shall specify any prior Third Party obligations with respect to DiaDexus IP.

  9.3.9    Other

       (a) During the Extended License Period, and with respect to DiaDexus IP which is subject of any license granted to SB or Incyte under Section 5, DiaDexus shall use reasonable and ongoing efforts to disclose and supply to SB or Incyte, as the case may be, with that certain DiaDexus IP which is reasonably available and transferable and the subject of such license.

       (b) Notwithstanding anything else to the contrary, DiaDexus IP which is based on the use of or derived by the use of HGS derived SB Diagnostic IP as provided to DiaDexus pursuant to Paragraph 9.1.2 shall only be disclosed to SB.

       (c) Incyte Database Technology shall only be disclosed to SB by DiaDexus in accordance with the Incyte Database Agreement(s).

                            10.0  RESEARCH COMMITTEE

10.1 Research Committee(RC): Promptly after the Effective Date the Parties shall form an RC and each designate their membership on such committee. The RC shall meet at least quarterly during the Initial License Period.

10.2   Responsibilities of the RC:

       (i) The orderly transfer of DiaDexus IP, SB Diagnostic IP, SB Technology IP, Incyte Diagnostic IP, and Incyte Technology IP pursuant to the terms and conditions of this Agreement;

       (ii) Receiving Research Plans; and

       (iii) Any other responsibilities consistent with the terms and conditions of this Agreement and which the Parties mutually agree on.

                               11.0 RESEARCH PLAN

11.1   Filing of Research Plans

       (a) A Research Plan may only be submitted to the RC by DiaDexus and only during the Initial License Period.

       (b) Incyte and/or SB may request DiaDexus to submit a Research Plan with respect to Incyte Diagnostic IP and/or SB Diagnostic IP for which a Research Plan has not been filed with eighteen (18) months after transfer to DiaDexus. If six (6) months after such request, DiaDexus has not filed such Research Plan, such Incyte Diagnostic IP and/or SB Diagnostic IP shall revert to SB and/or Incyte as the case may be pursuant to Section 13.

11.2   Updating Research Plans

          Within thirty (30) days after the end of June 30 and December 31 respectively, DiaDexus shall provide to the RC in writing semi-annual reports with respect to work performed by or for it under each Research Plan which shall consist of updates substantially in the form of Appendix F.

                     12.0  CONFIDENTIALITY AND PUBLICATION

    12.1 Confidentiality obligations. Each Party acknowledges that during the course of this Agreement and pursuant to this Agreement it will receive information (the "Receiving Party") from another Party or Parties which is proprietary, confidential and of commercial value to such Party, the "Disclosing Party". For purposes of this Agreement, "Confidential Information" shall mean technical and business information belonging to the Disclosing Party which is disclosed pursuant to this Agreement, including, where appropriate and without limitation, any information, business, financial and scientific data, Gene Product(s), patent disclosures, patent applications, structures, models, techniques, processes and, compositions, compounds, biological samples, apparatus, and the like, and bioinformatics methods, hardware configurations and software in various stages of development or any software product (source code, object code or otherwise, including its audiovisual components (menus, screens, structure and organization) and any human or machine readable form of the program, and any writing or medium in which the program or information therein is stored, written or described, including, without limitation, diagrams, flow charts, designs, drawings, specifications, models, data, bug reports, and the like. Except to the extent expressly authorized by this Agreement, the Receiving Party agrees that, for the Initial License Period and for ten (10) years thereafter, it shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose (except those expressly permitted under this Agreement) any Confidential Information furnished to it by a Disclosing Party pursuant to this Agreement, and regardless of the medium on which it is provided, including know-how, except to the extent that it can be established by the Receiving Party by competent proof that such information:

               (a) was already known to it, other than under an obligation of confidentiality, at the time of disclosure by the Disclosing Party;

               (b) was generally known to the public or otherwise part of the public domain at the time of its disclosure to it;

               (c) became generally available to the public or otherwise part of the public domain after its disclosure other than through any act or omission of it in breach of this Agreement;

               (d) was subsequently lawfully disclosed to it by a Third Party;

          (e) was independently discovered or developed by it without the use of the Disclosing Party's Confidential Information, as can be documented by written records created at the time of such independent discovery or development.

12.2 Disclosure. The Receiving Party may disclose the other's Confidential Information to the extent such disclosure is reasonably necessary in (i) filing, prosecuting patent applications and maintaining patents (consistent with Section 14); (ii) prosecuting or defending litigation; and (iii) complying with applicable governmental regulations provided, however, that if it is required to make any disclosure of the Disclosing Party's secret or Confidential Information it will give reasonable advance notice to the Disclosing Party of such disclosure requirement and will use its reasonable efforts to secure confidential treatment of such information required to be disclosed. The Parties shall cooperate in any patent filing under subparagraph (i) of this Paragraph.

12.3 Publication; Third Party Access. Except as provided for in Paragraph 12.2, Confidential Information of a Disclosing Party will not be published by DiaDexus or disclosed in any form by DiaDexus, except as follows:

          (a) DiaDexus and its sublicensees may publish scientific results of their work within the scope of the licenses granted under this Agreement, provided, however, that:

               (i) any such publication by DiaDexus or its sublicensees that would disclose Confidential Information of a Disclosing Party shall require the prior consent of such Party, which consent will not be unreasonably withheld or delayed, provided that such disclosure is on a Test-by-Test basis and DiaDexus has taken necessary steps to provide for diligent review by the Disclosing Party for removal of, or approval to disclose, Disclosing Party's Confidential Information; and

               (ii) a Research Plan has been filed pursuant to Section 11 with respect to the Gene Product(s) which are the subject of such Confidential Information; and

               (iii) any such publications will include recognition of the contributions of the Disclosing Party according to standard practice for assigning scientific credit, either through authorship or acknowledgment as may be appropriate.

        (b) Any scientific publications of a Party that would disclose Confidential Information of another Party on other than an individual Gene Product basis shall be under reasonable terms and conditions mutually agreed between the Parties, including the provisions of subparagraphs (i) to (iii) above.

        (c) SB and Incyte recognize that DiaDexus, in the normal course of business, utilizes consultants and academic collaborators who are bound by a contractual obligation to DiaDexus, including an obligation of confidentiality to DiaDexus. DiaDexus may disclose Confidential Information of a Disclosing Party on a Test-by-Test basis to such consultants and academic and Third Party collaborators in the context of the disclosure of DiaDexus's own scientific results or the conduct of its work within the scope of the licenses granted herein, provided, however, that:

            (i) DiaDexus has obtained a written obligation of confidentiality and appropriate use restrictions no less restrictive than those set forth herein and provided that such Third Party shall not further disclose Confidential Information; and

            (ii) any such disclosure of Confidential Information which includes the transfer of DNA sequence information or biological materials shall be subject to a written materials transfer agreement which protects the intellectual property rights of SB, Incyte, and DiaDexus as set forth herein, such agreement to include customary provisions regarding scope of work, publication, protection or proprietary subject matter and ownership of inventions; and

            (iii) a Research Plan has been filed pursuant to Section 11 with respect to the Gene Product(s) which are the subject of such Confidential Information; and

            (iv) DiaDexus has obtained a written obligation from such Third Party regarding the Disclosing Party's right to review publications as under the provisions of Paragraph 12.2 herein.

        (d) With respect to the transfer of Confidential Information of a Party on other than a Class I Test basis or an individual Gene Product basis, the Disclosing Party agrees to obtain the prior written consent of the Party who is the source of such Confidential Information with respect to such Third Party transfer, and the source Party retains the right to review and approve the relevant sections of the written materials transfer agreement between the disclosing Party and such Third Party, with such consent and approval not to be unreasonably withheld.

12.4 Except as expressly provided for herein, this Section 12 shall not be construed to allow DiaDexus, its sublicenses, collaborators or consultants to publish or disclose Incyte Diagnostic IP, Incyte Technology IP, SB Diagnostic IP, and SB Technology IP at any time without the express written consent of the Disclosing Party.

12.5 Nothing herein shall be construed as preventing SB or Incyte from disclosing any DiaDexus information to an Affiliate of a Party or to a sublicensee, distributor or joint venture or other associated company of either party for the purpose of developing or commercializing a Product consistent with the grants herein, provided such Affiliate, sublicensee, distributor or joint venture or other associated company has undertaken a similar obligation of confidentiality with respect to the confidential information.

12.6 All Confidential Information disclosed by one party to the other shall remain the intellectual property of the disclosing party. In the event that a court or other legal or administrative tribunal, directly or through an appointed master, trustee or receiver, assumes partial or complete control over the assets of a party to this Agreement based on the insolvency or bankruptcy of such party, the bankrupt or insolvent party shall promptly notify the court or other tribunal (i) that Confidential Information received from another Party under this remains the property of the other party and (ii) of the confidentiality obligations under this Agreement. In addition, the bankrupt or insolvent Party shall, to the extent permitted by law, take all steps necessary or desirable to maintain the confidentiality of the other party's Confidential Information and to insure that the court, other tribunal or appointee maintains such information in confidence in accordance with the terms of this Agreement.

                                 13.0 DILIGENCE

13.1 Development, registration, and commercialization: Each Party shall have full control and authority over development, registration and commercialization of Products it has rights to develop and commercialize pursuant to this Agreement.

13.2 Significant developments: The parties shall keep the other informed of significant developments in its (and its licensees where relevant) progress of its efforts to develop and commercialize royalty bearing Products or Products to which another Party may have rights to under this Agreement.

13.3 Diligent efforts: Each Party shall use its diligent efforts to develop, market, promote and sell any Product as to which such Party obtains rights to under this Agreement. Such diligent efforts shall be equivalent to those efforts it uses with respect to products of similar value and status.

13.4 cDx/rDx: To the extent permitted by law, in the event one Party is selling a Test as a cDx Kit or rDx Service and another Party is selling the same test in the same country or territory in the form of an rDx Kit or rDx Service, the parties agree to apply consistent and appropriate marketing and labeling efforts so that such rDx Kit or rDx Service is not used as a cDx Kit or Homebrew and vice versa.

13.5 Due Diligence/Reversion Exclusive License: Consistent with its obligations under Paragraph 13.3, in the event DiaDexus and/or its sublicensees are not selling a given cDx Kit and/or cDx Homebrew or are not actively researching or developing a given cDx Kit or cDx Homebrew (each for which DiaDexus has been granted an exclusive license hereunder) for a period in excess of six (6) months and for which DiaDexus has been granted a license to Incyte Diagnostic IP or SB Diagnostic IP as the case may be, such license to such cDx Kit or cDx Homebrew shall immediately terminate, provided DiaDexus has received written notice from Incyte or SB promptly after submission to the Research Committee of a Research Plan with respect to such cDx Kit or cDx Homebrew and further provided that DiaDexus has not demonstrated in writing within thirty (30) days of such notice to SB or Incyte, as the case may be, that DiaDexus or its licensees has been selling such cDx Kit or cDx Homebrew, as the case may be, or has been actively researching or developing, including reasonable efforts to sublicense as permitted under this Agreement, any such cDx Kit or cDx Homebrew, as the case may be.

13.6   DiaDexus Non-Exclusive Licenses

     13.6.1 Due Diligence. DiaDexus agrees to use due diligence to pursue the development, governmental approval and commercial exploitation of Tests for which DiaDexus has been granted a non-exclusive license to Incyte Diagnostic IP or SB Diagnostic IP, as the case may be. DiaDexus's obligation to use due diligence shall require a level of effort consistent with that applied by DiaDexus towards its other tests with similar commercial potential.

     13.6.2 Reversion. With respect to any Tests for which DiaDexus has been granted a non-exclusive license to Incyte Diagnostic IP or SB Diagnostic IP as the case may be, if

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
DiaDexus fails, abandons or suspends the development or commercialization of any such Tests, including reasonable efforts to sublicense, then Incyte or SB, as the case may be, shall have the right, in its sole discretion upon written notice to DiaDexus, to terminate such license with respect to such Test.



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            14.0 PATENT PROSECUTION AND PATENT LITIGATION

14.1 Ownership: Each Party shall have and retain sole and exclusive title to all inventions, discoveries and know-how (together with all intellectual property rights therein and thereto) which are made, conceived, reduced to practice or generated solely by its employees, agents, or other persons acting under its authority in the course of or as a result of this Agreement. A Party shall own an equal and undivided interest with another Party (or Parties as the case may be) in all inventions, discoveries and know-how (together with all intellectual property rights therein and thereto) made, conceived, reduced to practice or generated jointly by employees, agents, or other persons acting under the authority of another Party (or Parties) in the course of or as a result of this Agreement, and such Party shall have the right, subject to the provisions of this Agreement, to freely exploit, transfer, license or encumber its interest in such jointly owned intellectual property rights without the consent of, or payment or accounting to, the other Party(ies).

14.2 Disclosure by SB and Incyte: SB and Incyte shall only be required to disclose to DiaDexus the complete texts of all patent applications filed by it which relate to Tests for which DiaDexus has an exclusive license hereunder as well as all information received concerning the institution or possible institution of any interference, opposition, re-examination, reissue, revocation, nullification or any official proceeding involving a patent covering such Test ("Patents"), provided DiaDexus requests such information in writing from SB or Incyte, as the case may be. DiaDexus, at its expense, shall have the right to review all such pending applications and other proceedings and make recommendations to SB or Incyte, as the case may be, concerning them and their conduct. SB and Incyte agree to keep DiaDexus reasonably informed of the course of patent prosecution or other proceedings of such Patents including by providing DiaDexus with copies of substantive communications, search reports and Third Party observations submitted to or received from patent offices. DiaDexus shall provide such patent consultation at no cost. DiaDexus shall hold all information disclosed to it under this section as Confidential Information and subject to the provisions of Section 12.

14.3 Assumption of rights: For Patents for which DiaDexus has been granted an exclusive license and to the extent possible, DiaDexus shall have the right to assume responsibility for any Patent or any part of a Patent which SB or Incyte intends to abandon or otherwise cause or allow to be forfeited for the limited purpose of obtaining claims which cover Tests to which DiaDexus retains a license hereunder. SB and Incyte shall give DiaDexus reasonable written notice prior to abandonment or other forfeiture of any such Patent or any part of a Patent so as to permit DiaDexus to exercise its rights under this paragraph.

14.4 DiaDexus Patents: DiaDexus shall have the right within its sole discretion and at its expense to prepare, file, prosecute and maintain its patents ("DiaDexus Patents") for


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
      which neither SB nor Incyte are named as inventors. With respect to DiaDexus Patents as to which SB and/or Incyte retains a license hereunder, DiaDexus shall keep SB and/or Incyte, as the case may be, reasonably informed with respect to the filing and prosecution thereof. In the event that SB or Incyte desires that DiaDexus obtain and maintain patent protection in any country with respect to DiaDexus IP as to which SB and/or Incyte, as the case may be, retains a license hereunder, DiaDexus shall do so at the cost and expense of SB and/or Incyte, as the case may be.

14.5 Third Party Infringement: A Party will notify the other Parties if it becomes aware of the activities of any Third Party which are believed to infringe any of the patent rights licensed exclusively hereunder. DiaDexus and SB or Incyte as the case may be, as the party licensing the patent at issue to DiaDexus, including sublicensee(s) as appropriate, shall consult with each other as to a potential litigation strategy or strategies against an alleged infringer and may jointly use reasonable commercial efforts to terminate such alleged infringement without litigation.

      15.5.1 If such efforts of DiaDexus and the Party licensing such patent to DiaDexus are not successful in abating the alleged infringement:

            a) within sixty (60) days of such determination, DiaDexus and licensor may elect to commence and prosecute a suit jointly, with litigation strategy and any settlement of such proceedings subject to the approval of the Party licensing such patent to DiaDexus;

            b) DiaDexus, shall have the right to bring and maintain any appropriate suit or action involving such infringement, at its own expense provided the Party licensing such patent to DiaDexus has declined in writing to bring such suit or action;

      15.5.2 In the instance in which one Party institutes such infringement actions, the other Parties agree, to execute all papers and perform such other acts as may be reasonably required (including consent to be joined as nominal Party plaintiffs in such action), such to be at the request and expense of the Party bringing suit. The other Parties will be provided reasonable opportunities to advise or comment regarding litigation strategy and settlement of such proceedings, and may, at their option and expense, be represented by counsel of their choice. No Party may settle any action or otherwise consent to an adverse judgment in an action that diminishes the rights or interests of another Party without the prior written consent of such other Party.

      14.5.3 Any amount recovered in any action or suit, whether by judgment or settlement, shall first be applied to reimburse pro rata the costs of litigation to the Party or Parties which paid such costs. Any remaining amount shall be used to reimburse licensor(s) which have paid such costs for any royalties which have been



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
          reduced by virtue of this provision. Any remaining amount shall be divided in the same proportion as the Parties paid the associated attorney's fees and Third party litigation expenses.

     14.5.4 In the event of the institution of any suit by a Third Party against DiaDexus, or its sublicenses or distributors for patent infringement of rights licensed exclusively hereunder and involving the manufacture, use, sale, distribution or marketing of Test, DiaDexus shall promptly notify the Licensor in writing. DiaDexus shall have the right but not the obligation to defend such suit at its own expense. DiaDexus and Licensor shall assist one another and cooperate in any such litigation at the other's request without expense to the requesting Party.

14.6 Freedom From Suit

     14.6.1 With respect to composition of matter claims directed to Gene Products which are materially based on or are derived by material use of that which would constitute Incyte Diagnostic IP, which are owned or controlled by DiaDexus, (or DiaDexus Affiliate(s) or sublicensee(s) as the case may be), DiaDexus (or DiaDexus Affiliate(s) or sublicensee(s) as the case may be) agrees to sue or bring any action in any court or administrative agency or any other government authority alleging infringement of said claims as a result of activities or Incyte or Incyte Affiliates or sublicensee(s) with respect to rDx Service(s) or rDx Kit(s) or Ix Product(s) which would constitute an infringement of said patents, and further, DiaDexus (or DiaDexus Affiliate(s) or sublicensee(s) as the case may be) agrees to extend such freedom from suit or action to further sublicensee(s) of Incyte, Incyte Affiliates, or licensees with respect to such rDx Services or rDx Kits or Ix Product(s).

     14.6.2 With respect to composition of matter claims directed to Gene Products which are materially based on or are derived by material use of that which would constitute SB Diagnostic IP, which are owned or controlled by DiaDexus (or DiaDexus Affiliate(s) or sublicensee(s) as the case may be), DiaDexus (or DiaDexus Affiliate(s) or sublicensee(s) as the case may be) agrees not to sue or bring any action in any court or administrative agency or any other government authority alleging infringement of said claims as a result of activities of SB or SB Affiliates or sublicensee(s) with respect to rDx Service(s) or rDx Kit(s) or Ix Product(s) which would constitute an infringement of said patents, and further, DiaDexus (or DiaDexus Affiliate(s) or sublicensee(s) as the case may be) agrees to extend such freedom from suit or action to further sublicensee(s) of SB, SB Affiliates, or licensees with respect to such rDx Services or rDx Kits or Ix Product(s).


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

                        15.0  STATEMENTS AND REMITTANCES

15.1 Records: A Party, as the case may be, shall keep and require its licensees to keep complete and accurate records of all Net Sales, Net Ix Revenues, and Licensing Revenues subject to royalties and/or payments under the licenses granted herein. The Party owed such royalties and/or payments shall have the right, at its expense, through a certified public accountant or like person reasonably acceptable to the other Party, to examine such records during regular business hours during the life of this Agreement and for six (6) months after its termination; provided, however, that such examination shall not take place more often than once a year and provided further that such accountant shall report only as to the accuracy of the royalty statements and payments, including the magnitude and source of any discrepancy. No Party nor their licensees shall be required to maintain such records for more than two (2) years with respect to any given Net Sales, Net Ix Revenues or Licensing Revenues. If such examination reveals an underpayment of royalties or other payments by ten percent (10%) or more, the underpaying Party shall pay all costs of such examination. In the event such accountant concludes that additional royalties or payments were owed, the additional royalties shall be paid within thirty (30) days of the date the accounting Party delivers to underpaying Party such accountant's written report so concluding. If such examination reveals an underpayment of royalties or other payments by less than ten percent (10%), the auditing Party shall pay all costs of such examination.

15.2 Accounting: Within sixty (60) days after the close of each calendar quarter, each Party shall deliver to the Party owed a royalty and/or payment hereunder a true accounting of all Products and/or Ix Products sold or licensed by it and its licensees and distributors during such quarter for which royalties and/or payments are payable and shall at the same time pay all royalties due. Such accounting shall show sales on a country-by-country and product-by-product basis.

15.3 Currency: All royalties due under this Agreement shall be payable in U.S. dollars. If governmental regulations prevent remittances from a foreign country with respect to sales made in that country, the obligation to pay royalties on sales in that country shall be suspended until such remittances are possible.

15.4  Monetary conversion:

      15.4.1 Monetary conversions from the currency of a foreign country, in which a product is sold, into United States currency shall be made at the official exchange rate in force in that country for financial transactions on the last business day of the calendar quarter or half year for which the royalties are being paid. If there is no such official exchange rate, the conversation shall be made at the rate for such remittances on that date as certified by Citibank, N.A., New York, New York, U.S.A.

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
     15.4.2 Monetary conversions with respect to payments made by SB from the currency of a foreign country, in which a product is sold, into United States currency shall be calculated at the actual average rates of exchange for the year to date as used by SB in producing its quarterly and annual accounts, as confirmed by SB's auditors.

15.5 Mode of Payment: Ix Product. For purposes of determining when a license of a royalty-bearing Ix Product occurs, the license shall be deemed to occur on the date of the receipt of payments from the Third Party end user of the Ix Product.

15.6 Mode of Payment. For purposes of determining when a sale of a royalty-bearing Product occurs, the sale shall be deemed to occur on the date of the invoice to the purchaser of the Product.

                            16.0  TERM; TERMINATION

16.1 Term; Termination at Full Term. Unless earlier terminated as provided herein, this Agreement shall commence as of the Effective Date and shall remain in full force and effect until the termination of the last to expire payment obligations of any Party.

16.2 Breach.

     16.2.1 Failure by any Party to comply with any of the material obligations contained in this Agreement shall entitle the other Party(ies) to give to the Party in default notice specifying the nature of the default and requiring it to make good such default. If such default is not cured within ninety (90) days after the receipt of such notice, the notifying Party(ies) shall be entitled, without prejudice to any of its other rights conferred on it by this Agreement, in addition to any other remedies available to it by law or in equity, immediately to terminate this Agreement by giving written notice to the Party in default provided the other non-breaching Party agrees in writing to such termination. The right of a Party to terminate this Agreement, as hereinafter provided, shall not be affected in any way by its waiver or failure to take action with respect to any previous default.

     16.2.2 In the event a Party fails to make a payment to another with respect to a Product due under this Agreement when due, in addition to any other remedy which it may have, such Party may notify the non-paying Party in writing that all of such Party's rights with respect to such Product shall terminate as of thirty (30) days after such written notice and such Party's rights with respect thereto shall terminate unless such payment is made or such failure is cured, prior to the expiration of such thirty (30) day period.

16.3 Insolvency or Bankruptcy. To the extent permitted by applicable law, a Party (Termination Party) may, in addition to any other remedies available to it by law or in equity, terminate this Agreement, in whole or in part as the Terminating Party may


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
      determine, by written notice to the other Party in the event the other Party shall have become insolvent or bankrupt, or shall have made an assignment for the benefit of its creditors, or there shall have been appointed a trustee or receiver of the other Party or for all or a substantial part of its property, or any case or proceeding shall have been commenced or other action taken by or against a Party in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up, arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization or other similar act or law of any jurisdiction now or hereafter in effect.

16.4 Accrued Surviving Obligations. Upon any termination, relinquishing or expiration of this Agreement, the following provisions will not terminate, but will continue in full force and effect: Section 6, 12, 13, 14, 15, 18, and 19 and any other terms and conditions of this Agreement clearly meant to survive termination.

16.5 DiaDexus Test Sublicensees: Upon termination of this Agreement pursuant to Paragraph 16.2 or Paragraph 16.3 thereof in the event of the bankruptcy or similar event listed in such Paragraph 16.3 and if a sublicensee of DiaDexus Test requests, then SB and/or Incyte, as the case may be, shall grant direct licenses to such sublicensees for such Tests provided that,
      (a) the scope of the direct licenses to the Third Party shall be no greater than the scope of the sublicense granted by DiaDexus for such Test; (b) SB and/or Incyte shall have no more obligations owing to the Third Party sublicensee under the direct licenses than their respective obligations under this Agreement, (c) the sublicensee is in compliance with all the terms and conditions of the sublicense, and (d) all consideration for the direct licenses which are not otherwise payable under the Incyte Database Agreements or subject to Third Party obligations, shall be retained equally by the non=terminated Parties granting such direct licenses.

            17.0  REPRESENTATIONS AND WARRANTIES; COVENANTS

17.1 Representations and Warranties. Each Party represents and warrants to the other Parties that:

      (a) it has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder.

      (b) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all necessary corporate action of such Party;

      (c) to such Party's knowledge, the execution and delivery of this Agreement and the performance by such Party of any of its obligations under this Agreement do not and will not (i) conflict with, or constitute a breach or violation of, any other contractual obligation to which it is a Party, any judgment of any court or governmental body



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        applicable to such Party or its properties or, any statute, decree, order, rule or regulation of any court or governmental agency or body applicable to such Party or its properties, and (ii) with respect to the execution and delivery of this Agreement, require any consent or approval of any governmental authority or other person;

        (d) there are no material adverse proceedings, claims or actions pending, or to the best of Incyte's knowledge, threatened, relating to the Incyte Technology IP and Incyte Diagnostic IP as of the Effective Date of this Agreement which would materially interfere with Incyte's performance of its obligations under this Agreement. Further, Incyte shall to the best of its knowledge without undertaking a special investigation, disclose to DiaDexus any material adverse proceedings, claims or action that arise, relating to such Incyte Technology IP and Incyte Diagnostic IP during the Initial License Period, which would materially interfere with Incyte's performance of its obligations under this Agreement.

        (e) there are no material adverse proceedings, claims or actions pending, or to the best of SB's knowledge, threatened, relating to the SB Technology IP and SB Diagnostic IP as of the Effective Date of this Agreement which would materially interfere with SB's performance of its obligations under this Agreement. Further, SB shall to the best of its knowledge without undertaking a special investigation, disclose to DiaDexus any material adverse proceedings, claims or action that arise, relating to such SB Technology IP and SB Diagnostic IP during the Initial License Period, which would materially interfere with SB's performance of its obligations under this Agreement.

        (e) to the best of its knowledge without undertaking a special investigation, DiaDexus shall disclose to SB and Incyte any material adverse proceedings, claims or action that arise, relating to DiaDexus IP during the Extended License Period, which would materially interfere with its performance of its obligations under this Agreement.

        (f) After the Effective Date and during Initial License Period, it is the intent of Incyte not to grant licenses to Third Parties in the diagnostic field of use under future Incyte database agreement(s) beyond the scope of that which has been previously granted by Incyte pursuant to Incyte database agreements in effect with Third Parties as of the Effective Date and further provided that after the Effective Date and during the Initial License Period it is the intent of Incyte to use commercially reasonable efforts to grant licenses to Third Parties in the diagnostic field of use under future Incyte database agreement(s) which are more restrictive in the field of Class III Tests.

    17.2 Compliance with Law. Each Party represents and warrants that it shall comply with all applicable laws, regulations and guidelines in connection with that Party's performance of its obligations and rights pursuant to this Agreement. Without limiting the generality of the foregoing, each Party shall be responsible for compliance with all applicable product safety, product testing, product labeling, package marking, and

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
     product advertising laws and regulations with respect to its own activities and products. Further, the Parties shall each comply with regulations of the United States and any other relevant nation concerning any export or other transfer of technology, services, or products.

17.3   Disclaimers.

     (a) NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION MADE OR WARRANTY GIVEN BY A PARTY THAT ANY PATENT WILL ISSUE BASED UPON ANY PENDING PATENT APPLICATION, THAT ANY PATENT THAT HAS ISSUED OR IF IT ISSUES WILL BE VALID, OR THAT THE USE OF ANY LICENSE GRANTED HEREUNDER OR THAT THE USE OF ANY PATENT RIGHTS GRANTED HEREUNDER WILL NOT INFRINGE THE PATENT OR PROPRIETARY RIGHTS OF ANY OTHER PERSON. THE PARTIES MAKE NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO DIADEXUS'S USE OF THE INFORMATION TO BE PROVIDED TO IT HEREUNDER. EXCEPT AS EXPLICITLY STATED HEREIN, ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, NOVELTY OR FITNESS FOR ANY PARTICULAR PURPOSE, OR NON-INFRINGEMENT, ARE EXCLUDED. NO PARTY MAKES ANY WARRANTY THAT INFORMATION PROVIDED HEREUNDER DOES NOT CONTAIN ERRORS.

     (b) EXCEPT AS EXPLICITLY STATED HEREIN NO PARTY WILL BE LIABLE FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES OF ANY NATURE ARISING FROM SUCH PARTY'S ACTIVITIES UNDER THIS AGREEMENT; PROVIDED, HOWEVER, THAT THIS LIMITATION SHALL NOT LIMIT THE INDEMNIFICATION OBLIGATION OF SUCH PARTY UNDER SECTION 18 BELOW FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES RECOVERED BY A THIRD PARTY.

                                18.0 INDEMNITY.

18.1 Direct Indemnity. Each Party shall indemnify and hold the other Parties harmless, and hereby forever releases and discharges the other Parties, from and against all losses, liabilities, damages and expenses (including attorney's fees and costs) arising out of a breach of the indemnifying Party's warranties or out of the negligence, recklessness or intentional misconduct of the indemnifying Party or its Affiliates in connection with activities under this Agreement except to the extent such losses, liabilities, damages and expenses (including attorney's fees and costs) resulted from the recklessness or intentional misconduct of the other Party or Parties.

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
     DiaDexus acknowledges and agrees that with respect to the nature of Incyte's and SB's Diagnostic IP and Technology IP, there can be no adequate remedy at law for any breach of DiaDexus obligations under the security provisions of this Agreement, that any such breach may result in irreparable harm to Incyte or SB, as the case may be, and therefore, that upon any such breach Incyte or SB, as the case may be, shall be entitled to appropriate equitable relief in addition to whatever remedies it might have at law, including injunctive relief, specific performance or such other relief as Incyte or SB, as the case may be, may request to enjoin or otherwise restrain any act prohibited hereby, as well as the recovery of all costs and expenses, including attorney's fees incurred. Incyte or SB, as the case may be, shall be entitled to indemnification by DiaDexus from any losses, liabilities, damages and expenses (including attorney's fees and costs), in connection with such unauthorized use or release of Confidential Information of Incyte or SB as the case may be.

18.2 Other Indemnity. Except as otherwise provided below, each Party agrees to indemnify and hold the other Parties and its Affiliates harmless from and against any losses, damages and expenses (including attorney's fees and costs) suffered or incurred, and claims made, in connection with Third Party claims, demands, actions or other proceedings for personal injuries or any Product(s) recall to the extent caused by: (a) any and all uses or other disposition of Gene Product(s) or Product(s) or Ix Products by the indemnifying Party or its Affiliates, licensees, or sublicensees (other than the other Parties), (b) any failure to test for or provide adequate warnings of adverse side effects to the extent such failure arises out of acts or omissions in connection with a Party's or its Affiliates', licensees', or sublicensees' (other than the other Parties), preclinical or clinical testing or marketing of Gene Product(s) or Product(s) or Ix Products contemplated hereunder, (c) any manufacturing defect in any product or other material manufactured by a Party or its Affiliates, licensees, or sublicensees (other than the other Party), or (d) any other act or omission of Party or its Affiliates, licensees, or sublicensees (other than the other Party), in connection with the activities contemplated under this Agreement, except to the extent such losses, liabilities, damages and expenses (including attorney's fees and costs) resulted from, recklessness or intentional misconduct of another Party.

18.3 Procedure. A Party (the "Indemnitee") that intends to claim indemnification under this Section 18 shall promptly notify the other Party or Parties (the "Indemnitor") of any loss, liability, damage, expense, claim, demand, action or other proceeding in respect of which the Indemnitee or any of its Affiliates intend to claim such indemnification, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, jointly with any other Indemnitor similarly noticed, to assume the defense thereof with counsel selected by the Indemnitor and reasonably satisfactory to the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitee, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due

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
     to actual or potential differing interests between such Indemnitee and any other Party represented by such counsel in such proceedings. The indemnity agreement in this Section 18 shall not apply to amounts paid in settlement of any loss, liability, damage, expense, claim, demand, action or other proceeding if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld unreasonably. The failure to deliver notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Section 18, but the omission so to deliver notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnitee otherwise than under this Section 18. The Indemnitor may not settle the action or otherwise consent to an adverse judgment in action or other proceeding that materially diminishes the rights or interests of the Indemnitee without the express written consent of the Indemnitee. The Indemnitee under this Section 18 and its employee and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigation of any action, claim or liability covered by this indemnification.

                        19.0  MISCELLANEOUS PROVISIONS.

19.1 No Party shall incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.

19.2 Assignment: This Agreement shall be binding upon and inure to the benefit of the successors in interest of the respective parties. Subject to Paragraph 19.18, neither this Agreement nor any interest hereunder shall be assignable directly or indirectly assigned or transferred (whether voluntarily, by operation of law or otherwise) by any party without the prior express written consent of the other parties; provided, however, that either Incyte or SB may assign or transfer this Agreement or any of its rights or obligations hereunder
(i) to any Incyte Affiliate or SB Affiliate, respectively, or (ii) to the extent assignment or transfer is deemed to occur as part of a Change of Control (as such term is defined in the Master Strategic Relationship Agreement between and among SB Corp, Incyte, and DiaDexus entered into of even date herewith), or
(iii) to any Third Party with which it may merge or consolidate, or to which it may transfer all or substantially all of its assets to which this Agreement relates, in each case without obtaining the consent of the other party, and if in any such event (including any merger involving Incyte or SB), (i) (A) the assigning party remains liable under this Agreement, and (ii) (B) the relevant SB Affiliate or Incyte Affiliate assignee, Third Party assignee or surviving entity assumes in writing all of the assigning party's obligations under this Agreement. Any purported assignment or transfer in violation of this Paragraph shall be void.

19.3 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

19.4 No Trademark Rights. Except as otherwise provided herein, no right, express or implied, is granted by this Agreement to use in any manner the names "Incyte", "SB", or "DiaDexus", or any other trade name or trademark of Incyte, SB or DiaDexus or their Affiliates.

19.5 Public Announcements. Notwithstanding Section 12, no Party shall make any public announcements or issue any press release concerning any aspect of the business, the relationship of the parties pursuant to this Agreement or any other matter incidental to the foregoing including any announcement that references the name of another party except (i) any disclosure that has been agreed to by the parties, including routine or recurring disclosures of agreed upon statements: (ii) disclosures required by applicable law so long as the text of any such disclosure is provided to the other parties for comment and review at least five (5) business days in advance of disclosure; and (iii) disclosures of material financial information in a press release that relates to a party's earnings or financial performance, so long as the text of any such disclosure is provided to the other parties for comment and review at least one (1) business day (business day) in advance of disclosure.

19.6 Entire Agreement of the Parties; Amendments. This Agreement constitutes and contains the entire understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, representations, understandings and agreements, whether verbal or written, between the Parties respecting the subject matter hereof. No waiver, modification or amendment of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each of the Parties.

19.7 Severability. In the event any one or more of the provisions of this Agreement shall for any reason be held by any court or authority having jurisdiction over this Agreement or any of the Parties to be invalid, illegal or unenforceable, such provision or provisions shall be validly reformed to as nearly as possible approximate the intent of the Parties and, if unreformable, shall be divisible and deleted in such jurisdiction; elsewhere, this Agreement shall not be affected so long as the Parties are still able to realize the principal benefits bargained for in this Agreement.

19.8 Captions. The captions to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement.

19.9 Applicable Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, without reference to the conflicts of law principles thereof.

19.10 Notices and Deliveries. Any notice, requests, delivery, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, transmitted by commercial overnight courier, or transmitted by telex telegram or telecopy to the Party to whom it is directed as its address shown below or such other address as such Party shall have last given by notice to the other Party. All notices shall be effective upon receipt.

If to Incyte, addressed to:
      Incyte Pharmaceuticals, Inc.
      3174 Porter Drive
      Palo Alto, CA 94304
      Attn: Roy Whitfield, CEO
      Tel: (415)-855-0555
      Fax: (415)-855-0572

If to DiaDexus, addressed to:
      diaDexus
      3233 Scott Boulevard
      Suite 102
      Santa Clara, CA 95054
      Attention: Patrick Plewman
      Vice President Corporate Development
      Tel: (415)-
      Fax: (415)-

If to SB, addressed to:
      SmithklineBeecham Corporation
      709 Swedeland Road
      King of Prussia, Pennsylvania 19103
      Attention: Director,
      Alliance and Technology Group
      SmithKline Beecham Pharmaceuticals
      Tel: (610)-270-5973
      Fax: (610)-270-5962

      copy to:    SMITHKLINE BEECHAM CORPORATION
                  709 Swedeland Road
                  P.O. Box 1539
                  King of Prussia, Pennsylvania 19406
                    Attention: Corporate Law
                  Tel: (610)-270-5031
                  Fax: (610)-270-4026

19.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19.12 Force Majeure. Force Majeure shall mean an Act of God, flood, fire, explosion, earthquake, strike, lockout, casualty or accident, war, civil commotion, act of public enemies, blockage or embargo, or any injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government or any subdivision, authority representative thereof, or any other cause whatsoever, whether similar or dissimilar to those enumerated above, which are beyond the reasonable control of such Party, which the Party affected has used its reasonable best efforts to avoid, and which prevent, restrict or interfere with the performance by a Party of its obligations hereunder. The Party affected by Force Majeure shall give notice to the other Party promptly in writing and whereupon shall be excused from those obligations hereunder, to the extent of such prevention, restriction or interference, provided that the affected Party shall use its commercially reasonable efforts to avoid or remove such cause(s) of non-performance and shall continue performance whenever such cause(s) is removed.

19.13 Affiliate Performance. To the extent that any Affiliate of DiaDexus has the right to receive any other rights or benefits under this Agreement or otherwise is obligated to perform any obligations under this Agreement, DiaDexus shall cause such Affiliate to perform in full, when due, all applicable obligations under this Agreement to the same extent as if such Affiliate were a Party to this Agreement; provided, however, that nothing in this Paragraph 19.13 shall expand the rights or benefits of DiaDexus or its Affiliates, or the obligations of Incyte, or SB beyond those otherwise expressly set forth in this Agreement. DiaDexus shall guaranty timely performance in full by such Affiliate of all such obligations. A breach by such Affiliate of any such obligation shall constitute a breach by DiaDexus of this Agreement and shall entitle Incyte or SB to exercise its rights under Section 16.0 (Term and Termination) above, in addition to any other rights and remedies to which Incyte and/or SB may be entitled.

19.14 Recording. Any Party shall have the right, at any time, to record, register, or otherwise notify this Agreement in appropriate governmental or regulatory offices anywhere in the world, and the other parties shall provide reasonable assistance to the notifying Party in effecting such recording, registering or notifying.

19.15 Dispute Resolution. (a) Any controversy or claim arising out of or relating to this Agreement, or the breach thereof or misrepresentation thereunder including any disputes regarding rights of the parties to terminate this Agreement, or whether any such termination has been wrongfully undertaken, shall first be submitted for resolution to a committee consisting of the chief executive officer of each of the parties involved in such dispute, whether they include SB and Incyte or DiaDexus and either of SB and Incyte, or any combination of the foregoing. If the committee is unable to resolve such controversy or claim within twenty (20) days of the submission of such matter to the committee, then the parties may have access to any remedies available under applicable law or otherwise.

        (b) The parties agree that termination of this Agreement shall be available in accordance with the terms of this Agreement, but it is the intention of the Parties that disputes shall be resolved without termination of this Agreement to the maximum extent possible.

19.16 No Partnership. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, distributorship, employer-employee or joint venture relationship between the Parties. No Party shall incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.

19.17 No Implied Licenses. No implied right or license is granted to any Party to utilize another's intellectual property in a manner not expressly included within the scope of the licenses granted pursuant to this Agreement. Other than as expressly granted herein, no licenses either by estoppel, implication or otherwise are granted herein.

19.18 Certain Research Commitments.

        (a) During the Initial License Period, unless this Agreement has been terminated pursuant to Paragraph 16.2 or 16.3, Incyte shall not materially reduce the intellectual property that would otherwise have been available as Incyte Technology IP and Incyte Diagnostic IP pursuant to Sections 3 and 9 of this Agreement by way of assignment of its rights or obligations as permitted under Paragraph 19.2.

        (b) During the Initial License Period, unless this Agreement has been terminated pursuant to Paragraph 16.2 or 16.3, (1) prior to the occurrence of a Change of Control (as such term is defined in the Master Strategic Relationship Agreement between and among SB Corp, Incyte, and DiaDexus entered into of even date herewith) with respect to SB, SB shall not materially reduce the intellectual property that would otherwise have been available as SB Technology IP and SB Diagnostic IP pursuant to Sections 4 and 9 of this Agreement by way of assignment of its rights or obligations as permitted under Paragraph 19.2; and (2) after the occurrence of a Change of Control with respect to SB, SB shall perform ethical pharmaceuticals research and development in entities which are subject to Sections 4 and 9 at an aggregate level of at least US $700 Million Dollars per annum.

   IN WITNESS WHEREOF, the parties, through their authorized officers, have executed this Agreement as of the date first written above.

SmithKline Beecham Corporation

By: [SIGNATURE ILLEGIBLE]
   ---------------------------

SmithKline Beecham, plc

By: [SIGNATURE ILLEGIBLE]
   ---------------------------

Incyte Pharmaceuticals, Inc.

By: [SIGNATURE ILLEGIBLE]
   ---------------------------

diaDexus, LLC

By: /s/ P. PLEWMAN
   ---------------------------

                                   Appendix A
                                 HGS Agreements

Collaboration Agreement: effective as of the 19th day of May, 1993, between Human Genome Sciences, Inc., a corporation organized under the laws of the State of Delaware, having a place of business at 9620 Medical Center Drive, Rockville, Maryland 20850, U.S.A. and SmithKline Beecham Corporation, a corporation organized under the laws of the Commonwealth of Pennsylvania, United States of America, having a principal place of business at One Franklin Plaza, Philadelphia, Pennsylvania 19101, U.S.A.

Amended and Restated License Agreement: effective as of the 31st day of May, 1995, between Human Genome Sciences, Inc., a corporation organized under the laws of the State of Delaware, having a place of business at 9410 Key West Avenue, Rockville, Maryland 20850, U.S.A. ("HGS"), SmithKline Beecham Corporation, a corporation organized under the laws of the Commonwealth of Pennsylvania, having a place of business at One Franklin Plaza, Philadelphia, Pennsylvania 19101, U.S.A. ("SB corp"), and SmithKline Beecham Intercredit, B.V., a corporation organized under the laws of the Netherlands and having a place of business at Jaagpad 1, 2280 GC Hijswijk, the Netherlands ("SBI"), and their AFFILIATES (individually and collectively "SB").

SB/HGS License Agreement: effective as of the 28th day of June, 1996 between, on the one hand, SmithKline Beecham Corporation, a corporation organized under the laws of the Commonwealth of Pennsylvania, having a place of business at One Franklin Plaza, Philadelphia, Pennsylvania 19101, U.S.A. ("SB corp"), SmithKline Beecham p.l.c., a corporation organized under the laws of England and having a place of business at Great West Road, Brentford, Middlesex, U.K. ("SB p.l.c.") (individually and collectively "SB"), and, on the other hand, Human Genome Sciences, Inc., 9410 Key West Avenue, Rockville, Maryland 20850 ("HGS").

Merck/SB/HGS
Collaboration And License Agreement: effective as of the 10th day of July, 1996 by and among SmithKline Beecham Corporation, a corporation organized under the laws of the Commonwealth of Pennsylvania, having a place of business at One Franklin Plaza, Philadelphia, Pennsylvania 19101, U.S.A. ("SB corp"), SmithKline Beecham p.l.c., a corporation organized under the laws of England and having a place of business at Great West Road, Brentford, Middlesex, England ("SB plc") (individually and collectively "SB"), Human Genome
Sciences, Inc. located at 9410 Key West Avenue, Rockville, Maryland 20850 ("HGS") and Merck KGaA, Frankfurter Str. 250, 64271 Darmstadt, Germany ("Merck").

Therapeutic Collaboration And License Agreement: effective as of the 28th of June, 1996 by and among Human Genome Sciences, Inc., a corporation organized under the laws of the State of Delaware, United States of America, having a place of business at 9410 Key West Avenue, Rockville, Maryland 20850, for itself and its Affiliates, as defined below (collectively including such Affiliates "HGS"), Schering Corporation, a corporation organized under the laws of the State of New Jersey, United States of America, having a place of business at 2000 Galloping Hill Road,

Kenilworth, New Jersey 07033, and Schering Plough Ltd., a Swiss corporation having its principal place of business at Toepferstrasse 5, CH-6004 Lucerne, Switzerland, each for itself and its Affiliates, as defined below (collectively including such Affiliates "SP"), and SmithKline Beecham Corporation, a corporation organized under the laws of the Commonwealth of Pennsylvania, United States of America, having a place of business at 709 Swedeland Road, King of Prussia, Pennsylvania, 19406 and SmithKline Beecham, plc, having a place of business at Great West Road, Brentford, Middlesex, U.K.

Synthelabo/SB/HGS
Collaboration And License Agreement: effective as of the 28th day of June, 1996 by and among SmithKline Beecham Corporation, a corporation organized under the laws of the Commonwealth of Pennsylvania, having a place of business at One Franklin Plaza, Philadelphia, Pennsylvania 19101, U.S.A. ("SB corp"), SmithKline Beecham p.l.c., a corporation organized under the laws of England and having a place of business at Great West Road, Brentford, Middlesex, England ("SB plc") (individually and collectively "SB"), Human Genome Sciences, Inc. located at 9410 Key West Avenue, Rockville, Maryland 20850 ("HGS") and Synthelabo, located at 22, avenue Galilee, 92352 Le Plessis-Robinson Cedex France ("Synthelabo").

Restated SB-Takeda Collaboration And License Agreement: effective as of the 28th day of June 1996 between, on the one hand, SmithKline Beecham Corporation, a corporation organized under the laws of the Commonwealth of Pennsylvania, having a place of business at One Franklin Plaza, Philadelphia, Pennsylvania 19101, U.S.A. ("SB corp"), SmithKline Beecham p.l.c., a corporation organized under the laws of England and having a place of business at Great West Road, Brentford, Middlesex, U.K. ("SB p.l.c."), (individually and collectively "SB"), and, on the other hand, Takeda Chemical Industries, Ltd., a corporation organized under the laws of Japan, having a principal place of business at 1-1, Doshomachi 4-Chome, Chuo-ku, Osaka, 541, Japan, and its Affiliates ("TAKEDA").

SB/HGS DIAGNOSTIC LICENSE AGREEMENT effective July, 1997 between, on the one hand, SmithKline Beecham Corporation, a corporation organized under the laws of the Commonwealth of Pennsylvania, having a place of business at One Franklin Plaza, Philadelphia, Pennsylvania 19101, U.S.A. ("SB corp"), SmithKline Beecham p.l.c., a corporation organized under the laws of England and having a place of business at Great West Road, Brentford, Middlesex, U.K. ("SB p.l.c."), (individually and collectively "SB"), and, on the other hand, Human Genome Sciences, Inc., 9410 Key West Avenue, Rockville, Maryland 20850 ("HGS").

Appendix F


                          RESEARCH PROGRAM REPORT FORM


  I. BACKGROUND

     a.   briefly describe how diagnostic target/gene was identified

     b.   briefly describe data regarding potential diagnostic utility

 II. KEY MILESTONES

     a.   list key milestones and anticipated dates for achievement

     b. describe current status of project relative to milestones and associated dates for accomplishments

III. CLINICAL EVALUATION

     a.   list clinical utility claims desired

     b.   briefly describe the studies needed for clinical evaluation

 IV. PATENT

     a.   list patents filed by DiaDexus relating to the diagnostic target/gene

                              APPENDIX G, II, I, J


          APPENDIX CONTENTS

          II.  SB DIAGNOSTIC PATENTS - COMMITTED

          1b.  SB DIAGNOSTIC PATENTS - ON OFFER

          G.   SB DIAGNOSTIC KNOW HOW - COMMITTED

          IIb. SB DIAGNOSTIC KNOW HOW - ON OFFER

          I.   SB TECHNOLOGY KNOW HOW

          J.   SB TECHNOLOGY PATENTS

                      II. SB DIAGNOSTIC PATENTS - COMMITTED

                                                            SUBJECT/
DOCKET NO.                    TITLE                         DESCRIPTION    SERIAL NO
----------                    -----                         -----------    ---------
*****               *****                                                  *****          HGS
*****               *****                                                  *****          HGS
*****               *****                                                  *****          HGS
*****               *****                                                  *****          HGS
*****               *****                                                  *****          HGS
*****               *****                                                  *****          HGS
*****               *****                                                  *****
*****               *****
*****               *****                                                  *****          HGS
*****               *****                                                  *****          HGS
*****               *****                                                  *****
*****               *****                                                  *****

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*****               *****                                                  *****
*****               *****
*****               *****                                                  *****
*****               *****                                                  *****
*****               *****
*****               *****
*****               *****
*****               *****                                                                 ***
*****               *****
*****               *****

*****               *****
*****               *****
*****               *****
*****               *****
*****               *****


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      with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                    *****
*****               Novel COMPOUNDS
*****               Novel COMPOUNDS
*****               Novel COMPOUNDS*****                    *****
*****               Novel COMPOUNDS*****                    *****
*****               *****
*****               Novel Compounds*****                    *****
*****               Novel Compounds*****                    *****
*****               Novel Compounds*****                    *****
*****               Novel Compounds*****                    *****
*****               Novel*****
*****               *****
*****               Novel*****
*****               Novel Compounds*****                    *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                            *****
*****               Novel Compounds*****                    *****
*****               Novel Compounds(-"-)                    *****
                    Novel*****                              *****
*****               Novel*****                              *****
*****               Novel COMPOUNDS                         *****
*****               Novel COMPOUNDS                         *****
*****               *****                                   *****
*****               *****                                   *****
*****               *****                                   *****


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      three pages have been omitted and filed separately with the Securities and
      Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*****               *****
*****               *****
*****               *****
*****               *****
*****               *****
*****               *****
*****               *****                                   ******
*****               Novel*****
*****               Novel*****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*****               Novel*****
*****               NOVEL*****
*****               NOVEL*****
*****               Novel*****
*****
*****
*****
*****
*****
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL*****
*****               NOVEL COMPOUNDS


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               NOVEL COMPOUNDS
*****               *****
                    *****                                                  *****


***** Certain information on this page and all of the information on the next three pages have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                    II. SB DIAGNOSTIC TECHNOLOGY - COMMITTED



                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: ******                   MOST RECENT UPDATE: ******



1.   BACKGROUND
     a.   TARGET IDENTIFICATION ******



     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          ******



2.   KEY MILESTONES
     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT
          1) ******
          2) ******
          3) ******



     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          ******



***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION
     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          ******



     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          ******



4.   PATENT STATUS

          ******



***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: ******                   MOST RECENT UPDATE: ******



1.   BACKGROUND
     a.   TARGET IDENTIFICATION ******



     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          ******



2.   KEY MILESTONES
     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT
          1) ******
          2) ******
          3) ******
          4) ******



     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          ******



***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION
     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          ******



     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          ******



4.   PATENT STATUS

          ******



***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: ******                   MOST RECENT UPDATE: ******



1.   BACKGROUND
     a.   TARGET IDENTIFICATION ******



     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          ******



2.   KEY MILESTONES
     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT
          1) ******
          2) ******
          3) ******



     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          ******


***** Certain information on this page has been omitted and filed separately with the securities and exchange commission. confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION
     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          ******



     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          ******



     PATENT STATUS

          ******



***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *******                     MOST RECENT UPDATE: ******

1. BACKGROUND

   a. TARGET IDENTIFICATION *******

   b. BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY
      *******

2. KEY MILESTONES

   a. LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

      1) *****
      2) *******
      3) *******

   b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

         ********

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3. CLINICAL EVALUATION

   a. LIST CLINICAL UTILITY CLAIMS DESIRED.
      *******

   b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.
      *******

4. PATENT STATUS
      *******


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: ******                      MOST RECENT UPDATE: ******

1. BACKGROUND

   a. TARGET IDENTIFICATION ********

   b. *******

2. KEY MILESTONES

   a. LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

      1) *******
      2) *******
      3) ********

   b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

         *******

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3. CLINICAL EVALUATION

   a. LIST CLINICAL UTILITY CLAIMS DESIRED
      ********

   b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.
      *******

4. PATENT STATUS

   *******

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                     IIb. SB DIAGNOSTIC TECHNOLOGY-ON OFFER


                          RESEARCH PLAN FOR DIAGNOSTIC


PROPOSED DIAGNOSTIC FOR: ******              MOST RECENT UPDATE: ******

1.   BACKGROUND

     a.   TARGET IDENTIFICATION ******

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

              ******

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   ******

          2)   ******

          3)   ******

          4)   ******



***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

             *******

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

             *******

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

             *******

4.   PATENT STATUS

             *******



***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                     MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                    MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                    MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                   MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                    MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                   MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                    MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                   MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                    MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                    MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                    MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                   MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                   MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                   MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                    MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)

          2)   *****

          3)

          4)

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                   MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                    MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                    MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                    MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                   MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                    MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                   MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                    MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                   MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                    MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED.

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                    MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                    MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                   MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                    MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                   MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                    MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                   MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                    MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                    MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                    MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                   MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          RESEARCH PLAN FOR DIAGNOSTIC

PROPOSED DIAGNOSTIC FOR: *****                    MOST RECENT UPDATE: *****

1.   BACKGROUND

     a.   TARGET IDENTIFICATION  *****

     b.   BRIEF DESCRIPTION OF DATA REGARDING POTENTIAL DIAGNOSTIC UTILITY

          *****

2.   KEY MILESTONES

     a.   LIST KEY MILESTONES AND ANTICIPATED DATES FOR ACHIEVEMENT

          1)   *****

          2)   *****

          3)   *****

          4)   *****

     b. DESCRIBE CURRENT STATUS OF PROJECT RELATIVE TO MILESTONES AND ASSOCIATED DATES FOR ACCOMPLISHMENT.

          *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.   CLINICAL EVALUATION

     a.   LIST CLINICAL UTILITY CLAIMS DESIRED

          *****

     b. BRIEFLY DESCRIBE THE STUDIES NEEDED FOR CLINICAL EVALUATION AND STATUS OF THOSE STUDIES.

          *****

4.   PATENT STATUS

     *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                           I. SB TECHNOLOGY KNOW HOW

          SB Technology Know How associated with SB Technology Patents

                                   Appendix C
                           INCYTE DIAGNOSTIC PATENTS

------------------------------------------------------------------------------------------------------------
COUNTRY                   REFERENCES     TYPE     FILED      SERIAL #     ISSUED     PATENTS    STATUS
------------------------------------------------------------------------------------------------------------
AUSTRALIA                   ******       ****     3/1/93     ********     12/19/95    *******   ISSUED
CANADA                      ******       ****     7/9/91     ********                           PENDING
CANADA                      ******       ****     3/10/93    ********                           PENDING
EUROPEAN PATENT CO          ******       ****     7/9/91     ********                           PENDING
EUROPEAN PATENT CO          ******       ****     3/10/93    ********                           PENDING
JAPAN                       ******       ****     7/9/91     ********                           PENDING
UNITED STATES               ******       ****     7/10/90    ********                           ABANDONED
UNITED STATES               ******       ****     9/11/92    ********                           ABANDONED
UNITED STATES               ******       ****     12/18/95   ********                           PENDING
UNITED STATES               ******       ****     2/28/95    ********                           ABANDONED
UNITED STATES               ******       ****     6/15/94    ********     11/28/95   ********   ISSUED
UNITED STATES               ******       ****     5/19/94    ********     12/19/95     ******   ISSUED
WIPO                        ******       ****     7/9/91     ********                           PENDING
WIPO                        ******       ****     7/8/91     ********                           ABANDONED
WIPO                        ******       ****     9/10/93    ********                           PENDING
------------------------------------------------------------------------------------------------------------
AUSTRALIA                   ******       ****     10/31/90   ********                           ABANDONED
[TEXT ILLEGIBLE]            ******       ****     10/31/90   ********                           PENDING
EUROPEAN PATENT CO          ******       ****     10/31/90   ********                           PENDING
UNITED STATES               ******       ****     11/3/89    ********                           ABANDONED
UNITED STATES               ******       ****     7/11/92    ********                           PENDING
UNITED STATES               ******       ****     8/12/92    ********                           ABANDONED
UNITED STATES               ******       ****     8/12/92    ********                           ABANDONED
WIPO                        ******       ****     10/31/90   ********                           PUBLISHED
------------------------------------------------------------------------------------------------------------
UNITED STATES                *****       ****     12/10/90      *****                           ABANDONED
UNITED STATES                *****       ****     4/22/94       *****                           PENDING
UNITED STATES                *****       ****     4/24/95       *****                           ABANDONED
------------------------------------------------------------------------------------------------------------
AUSTRIA                     ******       *****    5/25/89    ********     7/20/94         ***   ISSUED
AUSTRALIA                   ******       *****    5/26/89    ********     6/4/93          ***   ISSUED
BELGIUM                     ******       *****    5/26/89    ********     7/20/94         ***   ISSUED
CANADA                      ******       *****    4/25/89    ********                           PENDING
SWITZERLAND                 ******       *****    5/26/89    ********     7/20/94         ***   ISSUED
GERMANY                     ******       *****    5/26/89    ********     7/20/94    ********   ISSUED
EUROPEAN PATENT CO          ******       *****    5/26/89    ********     7/20/94         ***   ISSUED
FRANCE                      ******       *****    5/26/89    ********     7/20/94         ***   ISSUED
UNITED KINGDOM              ******       *****    5/26/89    ********     7/20/94         ***   ISSUED
ITALY                       ******       *****    5/26/89    ********     7/20/94         ***   ISSUED
JAPAN                       ******       *****    5/26/89    ********                           PENDING
LUXEMBOURG                  ******       *****    5/26/89    ********     7/20/94         ***   ISSUED
NETHERLANDS                 ******       *****    5/26/89    ********     7/20/94         ***   ISSUED
SWEDEN                      ******       *****    5/26/89    ********     7/20/94         ***   ISSUED
UNITED STATES               ******       *****    5/26/89    ********     7/16/91         ***   ISSUED
UNITED STATES               ******       *****    7/15/91    ********     5/11/93         ***   ISSUED
UNITED STATES               ******       *****    5/10/93    ********                           ABANDONED
WIPO                        ******       *****    5/26/89    ********                           PENDING

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

**************

------------------------------------------------------------------------------------------------------------
AUSTRALIA                  *****          **     2/14/90     *****        7/19/94    *****      ISSUED
AUSTRALIA                  *****          **     8/12/91     *****        6/29/95    *****      ISSUED
AUSTRALIA                  *****          **     8/28/92     *****        2/27/98    *****      ISSUED
AUSTRALIA                  *****          **     7/1/94      *****                              PENDING
AUSTRALIA                  *****          **     4/29/94     *****                              PENDING
CANADA                     *****          **     2/14/90     *****                              PENDING
CANADA                     *****          **     8/13/91     *****                              PENDING
CANADA                     *****          **     8/29/92     *****                              PENDING
CANADA                     *****          **     7/1/94      *****                              PENDING
CANADA                     *****          **     4/29/94     *****                              PENDING
EUROPEAN PATENT CO         *****          **     2/14/90     *****                              PENDING
EUROPEAN PATENT CO         *****          **     8/13/91     *****                              PENDING
EUROPEAN PATENT CO         *****          **     9/28/92     *****                              PENDING
EUROPEAN PATENT CO         *****          **     7/1/94      *****                              PUBLISHED
EUROPEAN PATENT CO         *****          **     4/29/94     *****                              PENDING
ISRAEL                     *****          **     2/12/90     *****                              PENDING
JAPAN                      *****          **     2/14/90     *****                              PENDING
JAPAN                      *****          **     8/13/91     *****                              PENDING
JAPAN                      *****          **     9/28/92     *****                              PENDING
JAPAN                      *****          **     7/1/94      *****                              PENDING
JAPAN                      *****          **     4/29/94     *****                              PENDING
SOUTH KOREA                *****          **     2/14/90     *****                              PENDING
SOUTH KOREA                *****          **     8/13/91     *****                              PENDING
NEW ZEALAND                *****          **     2/13/90     *****                              PENDING
UNITED STATES              *****          **     2/14/89     *****                              ABANDONED
UNITED STATES              *****          **     8/13/89     *****                              ABANDONED
UNITED STATES              *****          **     4/5/91      *****        12/15/92   *****      ISSUED
UNITED STATES              *****          **     7/3/91      *****                              ABANDONED
UNITED STATES              *****          **     5/21/93     *****                              ABANDONED
UNITED STATES              *****          **     7/22/92     *****                              PENDING
UNITED STATES              *****          **     7/2/93      *****                              ABANDONED
UNITED STATES              *****          **     12/3/93     *****                              ABANDONED
UNITED STATES              *****          **     4/30/93     *****                              ABANDONED
UNITED STATES              *****          **     5/1/95      *****                              PENDING
UNITED STATES              *****          **     1/22/90     *****        12/18/92   *****      ISSUED
UNITED STATES              *****          **     12/14/92    *****        5/3/94     *****      ISSUED
UNITED STATES              *****          **     12/14/92    *****        8/2/94     *****      ISSUED
UNITED STATES              *****          **     9/27/91     *****        6/10/93    *****      ISSUED
UNITED STATES              *****          **     11/13/96    *****                              PENDING
UNITED STATES              *****          **     11/13/96    *****                              PENDING
UNITED STATES              *****          **     4/18/97     *****                              PENDING
WIPO                       *****          **     2/14/90     *****                              PENDING
WIPO                       *****          **     8/13/91     *****                              PENDING
WIPO                       *****          **     9/23/92     *****                              PENDING
WIPO                       *****          **     7/1/94      *****                              PENDING
WIPO                       *****          **     4/28/94     *****                              PENDING
WIPO                       *****          **     5/1/95      *****                              PENDING

14-BETA-GAL MAMMALIAN LECTINS
------------------------------------------------------------------------------------------------------------
AUSTRALIA                  *****          **     4/14/89     *****        5/11/93    *****      ISSUED
BELGIUM                    *****          **     4/14/89     *****        8/7/96     *****      ISSUED
CANADA                     *****          **     4/14/89     *****        1/28/97    *****      ISSUED
GERMANY                    *****          **     4/14/89     *****        8/7/96     *****      ISSUED
EUROPEAN PATENT CO         *****          **     4/14/89     *****        8/7/96     *****      ISSUED
SPAIN                      *****          **     4/14/89     *****        8/7/96     *****      ISSUED
FRANCE                     *****          **     4/14/89     *****        8/7/96     *****      ISSUED
UNITED KINGDOM             *****          **     4/14/89     *****        8/7/96     *****      ISSUED
GREECE                     *****          **     4/14/89     *****        8/7/96     *****      ISSUED
[TEXT ILLEGIBLE]           *****          **     4/14/89     *****        8/7/96     *****      ISSUED
[TEXT ILLEGIBLE]           *****          **     4/14/89     *****                              PENDING
LUXEMBOURG                 *****          **     4/14/89     *****        8/7/96     *****      ISSUED
NETHERLANDS                *****          **     4/14/89     *****        8/7/96     *****      ISSUED
SWEDEN                     *****          **     4/14/89     *****        8/7/96     *****      ISSUED



***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

------------------------------------------------------------------------------------------------------------
UNITED STATES              *****          **     4/14/88     *****                              ABANDONED
UNITED STATES              *****          **     10/28/88    *****                              PENDING
UNITED STATES              *****          **     2/21/89     *****                              ABANDONED
UNITED STATES              *****          **     11/16/92    *****                              ABANDONED
UNITED STATES              *****          **     10/20/94    *****                              PENDING
UNITED STATES              *****          **     8/26/96     *****                              PENDING
UNITED STATES              *****          **     8/5/94      *****        12/24/96   ****       ISSUED
UNITED STATES              *****          **     12/8/95     *****                   ****       ISSUED
UNITED STATES              *****          **     9/25/96     *****                              PENDING
UNITED STATES              *****          **     9/25/96     *****                              PENDING
UNITED STATES              *****          **     9/25/96     *****                              PENDING
WIPO                       *****          **     11/16/93    *****                              PENDING
------------------------------------------------------------------------------------------------------------
UNITED STATES              MF-0009 US     NEW    12/9/90     07/630,976                         PENDING
UNITED STATES              MF-0009-1 CIP  CIP    4/22/94     08/232,859                         PENDING

       ************
------------------------------------------------------------------------------------------------------------
UNITED STATES              *****          **     8/19/91     *****                              ABANDONED
UNITED STATES              *****          **     7/25/94     *****                              ABANDONED
UNITED STATES              *****          **     5/16/95     *****                              PENDING


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   Appendix D

                           Incyte Technology Know-How

Included in this Appendix is all Incyte Technology Know-How associated with Incyte Technology Patents.

                                   Appendix E
                           INCYTE TECHNOLOGY PATENTS

-------------------------------------------------------------------------------------------------------------------
COUNTRY                  REFERENCES          TYPE      FILED     SERIALS        ISSUED        PATENTS       STATUS
-------------------------------------------------------------------------------------------------------------------
                       **************
-------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]                *****             *****     1/27/95    *****                                     PENDING
AUSTRALIA                  *****             *****     1/27/95    *****                                     PENDING
BULGARIA                   *****             *****     1/27/95    *****                                     PENDING
BRAZIL                     *****             *****     1/27/95    *****                                     PENDING
CANADA                     *****             *****     1/27/95    *****                                     PENDING
CHINA                      *****             *****     1/27/95    *****                                     PENDING
CZECH REPUBLIC             *****             *****     1/27/95    *****                                     PENDING
ESTONIA                    *****             *****     1/27/95    *****                                     PUBLISHED
EUROPEAN PATENT CO.        *****             *****     1/27/95    *****                        *****        ISSUED
ENGLAND                    *****             *****     1/27/95    *****                                     PENDING
GEORGIA                    *****             *****     1/27/95    *****                                     PENDING
HUNGARY                    *****             *****     1/27/95    *****                                     ABANDONED
JAPAN                      *****             *****     1/27/95    *****                                     PENDING
NORTH KOREA                *****             *****     1/27/95    *****                                     PENDING
SOUTH KOREA                *****             *****     1/27/95    *****                                     PENDING
SRI LANKA                  *****             *****     1/27/95    *****                                     PENDING
[ILLEGIBLE]                *****             *****     1/27/95    *****                                     PENDING
MONGOLIA                   *****             *****     1/27/95    *****                                     PENDING
[ILLEGIBLE]                *****             *****     1/27/95    *****                                     PENDING
[ILLEGIBLE]                *****             *****     1/27/95    *****                                     PENDING
NEW ZEALAND                *****             *****     1/27/95    *****                                     PENDING
AFRICAN UNION              *****             *****     1/27/95    *****                                     PENDING
POLAND                     *****             *****     1/27/95    *****                                     PENDING
ROMANIA                    *****             *****     1/27/95    *****                                     PENDING
FEDERATION OF RUSSIA       *****             *****     1/27/95    *****                                     PENDING
UKRAINE                    *****             *****     1/27/95    *****                                     PENDING
UNITED STATES              *****             *****     1/27/94    *****                                     PENDING
UNITED STATES              *****             *****     7/28/94    *****                                     PENDING
VIETNAM                    *****             *****     1/27/95    *****                                     PENDING
WIPO                       *****             *****     1/27/95    *****                        *****        ISSUED

**************
-------------------------------------------------------------------------------------------------------------------
UNITED STATES            HP-0001 US          *****     6/7/85     *****                                     PENDING
UNITED STATES            HP-0001-1 US        *****     [ILLEG.]   *****                                     PENDING
WIPO                     HP-0001-1 PCT       *****     6/3/96     *****                                     PUBLISHED

**************
-------------------------------------------------------------------------------------------------------------------
AUSTRALIA                CM-0001 AU          *****     3/14/95    *****                                     PENDING
CANADA                   CM-0001 CA          *****     3/14/95    *****                                     PENDING
EUROPEAN PATENT CO       CM-0001 EP          *****     3/14/95    *****                                     PENDING
JAPAN                    CM-0001 JP          *****     3/14/95    *****                                     PENDING
MEXICO                   CM-0001 MX          *****     8/13/95    *****                                     PENDING
UNITED STATES            CM-0001 US          *****     3/16/94    *****                                     PENDING
WIPO                     CM-0001 PCT         *****     3/14/95    *****                                     PENDING

**************
-------------------------------------------------------------------------------------------------------------------
UNITED STATES            CM-0002 US          *****     5/17/96    *****                                     PENDING
WIPO                     CM-0002 PCT         *****     5/13/97    *****                                     PENDING

**************
-------------------------------------------------------------------------------------------------------------------
UNITED STATES            CM-0003 US          *****     9/16/96    *****                                     PENDING

**************
-------------------------------------------------------------------------------------------------------------------
UNITED STATES            CM-0004 US          *****     12/13/96   *****                                     PENDING


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                Schedule 1.1(a)

SB R&D - Upper Merion, USA

                                          Date         Dep       Asset     Accum               YTD
Description                             Acquired       Met       Cost      Degree     NBV      Deprec
--------------------------------------------------------------------------------------------------------
B05911 Optical Storage                  6/25/96        01         1,781       -292     1,489       .94
B05912 Optical Storage                  6/25/96        01           445        -73       372       .24
B07461 Imaging System                   6/25/96        01        84,123    -10,212    73,911    -4,689
B07555 Freezer - Liquid Nitrogen        6/25/96        01        12,432     -1,513    10,919      -693
F08060 Illuminator TM15 Transill        6/25/96        01           777       -227       550       -39
F08061 Misc Lab Equipment               6/25/96        01           988       -289       699       -50
F08074 Centrifuge                       6/25/96        01         1,590       -658       922       -66
F08075 Incubator                        6/25/96        01         4,034     -1,181     2,853      -204
F08124 Freezer                          6/25/96        01           854       -250       604       -43
F41277 Centrifuge                       6/25/96        01         8,125     -3,306     4,520      -394
F41835 Electrophoresis Unit             6/25/96        01         6,255     -2,467     3,798      -311
F41837 Incubator                        6/25/96        01        20,391     -8,029    12,362    -1,011
F41838 Vacuum                           6/25/96        01         3,215     -1,256     1,949      -159
F41866 Centrifuge                       6/25/96        01         2,727     -1,095     1,631      -133
F41867 Spectrophetometer                6/25/96        01         4,418     -1,740     2,678      -219
F51868 Balance (Gram)                   6/25/96        01         2,535     -1,038     1,597      -131
F41869 Balance (Miligram)               6/25/96        01         1,874       -738     1,136       -93
F41870 Centrifuge                       6/25/96        01         1,731       -681     1,050       -86
F41871 Shaker/Mixer/Vortex              6/25/96        01           791       -311       480       -39
F41873 Building Improve - Fixture       6/25/96        01         1,715       -675     1,040       -85
F41875 Centrifuge                       6/25/96        01         8,570     -3,374     5,196      -425
F41877 DNA Sequencer                    6/25/96        01       117,455    -46,245    71,210    -5,822
F41878 Printer                          6/25/96        01         4,889     -1,925     2,954      -242
F41897 Fluorometer                      6/25/96        01         2,239       -852     1,387      -113
F41898 Refrigerator                     6/25/96        01         6,536     -2,488     4,048      -331
F41899 Centrifuge                       6/25/96        01         2,563       -976     1,587      -130
F41900 Centrifuge                       6/25/96        01         2,563       -976     1,587      -130
F41901 475 W Ultrasonic Cell Dis        6/25/96        01         2,627     -1,000     1,627      -133
F41902 Centrifuge                       6/25/96        01         3,055     -1,153     1,892      -155
F41909 Refrigerator                     6/25/96        01         1,761       -670     1,091       -89
F41910 Refrigerator                     6/25/96        01         1,761       -670     1,091       -89
F71181 DNA Thermal Cycler               6/25/96        01         6,185     -2,677     3,508      -287
F71182 DNA Thermal Cycler               6/25/96        01         6,185     -2,677     3,508      -287
F71183 Personal Computer                6/25/96        01         5,095     -4,303       792      -481
F71673 Freezer Ultra Low Temp           6/25/96        01         5,086     -2,135     2,951      -241
F84699 Personal Computer                6/25/96        01         3,047     -1,972     1,075      -315
F84700 Monitor                          6/25/96        01           522       -338       184       -54
F94097 Centrifuge                       6/25/96        01         1,813       -573     1,240       -89
F94743 Centrifuge                       6/25/96        01         5,623     -2,007     3,616      -296
F95220 Water Bath                       6/25/96        01           378       -128       250       -18
F95221 Water Bath                       6/25/96        01           378       -128       250       -18
F95222 Water Bath                       6/25/96        01           301       -102       199       -14
F95223 Water Bath                       6/25/96        01         2,858       -969     1,889      -135
F95387 Freezer                          6/25/96        01         9,331     -3,358     5,973      -427
F95425 Printer                          6/25/96        01           861       -322       539       -39
F95541 Freezer                          6/25/96        01         5,005      1,737     3,568      -255
F95686 Pump - Dynamex                   6/25/96        01        48,384    -14,520    33,864    -2,420
F96892 Pipettor                         6/25/96        01         1,278       -389       889       -64
F98993 Incubator                        6/25/96        01        10,229     -3,235     6,994      -500

----------------------------------------------------------------------------------------------------
SB R&D - Upper Merion, USA
                                          Date      Dep      Asset      Accum                  YTD
Description                             Acquired    Met      Cost       Deprec      NBV       Deprec
----------------------------------------------------------------------------------------------------
F99172 Water Bath                       6/25/96      01       1,864       -402      1,462      -104
F99196 Flucrometer                      6/25/96      01       2,456       -662      1,794      -125
F99298 Pipettor                         6/25/96      01       1,272       -343        929       -66
038669 EDP Plus Micro                   9/17/96      01       1,336       -358        978      -189
038710 Magneto Optical Drive            9/10/96      01       2,476       -663      1,813      -351
038794 Gene AMP PCR System              9/10/96      01       9,609     -1,029      8,580      -545
038796 Multiprobe 204DT Base Uni        9/10/96      01      47,415    -12,689     34,726    -6,718
039031 EDP Plus Micro                  11/20/96      01       1,588       -425      1,163       225
039307 PBA Fiery Sys W/Hotel            8/10/97      01     134,547          0    134,547         0
039455 Apex4 - 6GBPC                    5/11/97      01       3,266        -58      3,208       -58
039550 HP DeskJet 1600 Printer         10/16/96      01       1,929       -516      1,413      -273
040960 Duo Therm Hybridization O        5/11/97      01       3,885        -28      3,857       -28
040961 Duo Therm Hybridization O        5/11/97      01       3,885        -28      3,857       -28
041485 Micro Centrifuge Model 54        5/11/97      01       1,658        -12      1,646       -12
041486 Micro Centrifuge Model 54        5/11/97      01       1,658        -12      1,646       -12
041487 Micro Centrifuge Model 54        5/11/97      01       1,658        -12      1,646       -12
041561 Silverscanner III W/Photo        5/11/97      01       1,792        -13      1,779       -13
041764 ABI Prism DNA Sequencer          5/11/97      01     130,096       -926    129,172      -926
041901 Centrifuge Refrigerated G        7/13/97      01      10,500        -77     10,723       -77
041902 DU 6408 UV/VIS Scanning          5/11/97      01      11,627        -83     11,544       -83
041903 Auto Microplate Shaking W        5/11/97      01       6,461        -46      6,415       -46
041904 Auto Microplate Shaking W        5/11/97      01       6,461        -46      6,415       -46
041905 Spectramax 250 Windows Sy        5/11/97      01      28,250       -201     28,049      -201
041906 DNA Sequencer 373XLGS            5/11/97      01      17,471       -124     17,347      -124
041907 DNA Sequencer 377XL UPGRA        5/11/97      01      15,025       -107     14,918      -107
041908 Geneamp PCR System 9600          5/11/97      01       9,528        -68      9,460       -68
041909 Geneamp PCR System 9600          5/11/97      01       9,528        -68      9,460       -68
041910 Geneamp PCR System 9600          5/11/97      01       9,528        -68      9,460       -68
041911 Geneamp PCR System 9600          5/11/97      01       9,528        -68      9,460       -68
041912 Eagle Eye Imaging System         5/11/97      01      17,430       -124     17,306      -124
041913 Tekmar Tissue Homogenizer        7/13/97      01       1,788        -13      1,775       -13
041914 Refrigerated Incubator IT        5/11/97      01       4,265        -30      4,235       -30
041915 Micro Centrifuge 20901-05        7/13/97      01       1,658        -12      1,646       -12
041933 Flowcell 4 & .15mm Superp        5/11/97      01       1,808        -13      1,795       -13
041966 Polytron Homogenizer PT31        7/13/97      01       5,092        -36      5,056       -36
042114 DNA Sequencer Model 377          5/11/97      01     124,371       -885    123,486      -885
042222 Compaq Deskpro 5133 M2000        5/11/97      01       2,880        -51      2,829       -51
042233 Screen & Cassette Large          5/11/97      01       1,906        -14      1,892       -14
042234 Screen & Cassette Large          5/11/97      01       1,906        -14      1,892       -14
042235 Screen & Cassette Large          5/11/97      01       1,906        -14      1,892       -14
042236 Screen & Cassette Large          5/11/97      01       1,906        -14      1,892       -14
042240 Sequence Detector Model 7        5/11/97      01      85,488       -609     84,879      -609
042247 HP 1600cm Printer                5/11/97      01       2,600        -19      2,581       -19
042331 Water Bath for DNA Sequen        7/13/97      01       2,771        -20      2,751       -20
042332 Water Bath for DNA Sequen        7/13/97      01       2,771        -20      2,751       -20
042448 Fluorometer Wallac 12345         5/11/97      01      28,700       -204     28,496      -204
042487 Sequencer 3.0                    5/11/97      01       2,613        -19      2,594       -19
----------------------------------------------------------------------------------------------------

                        Schedule 1.1(b) -- SB Employees

NAME                               TITLE

Burczak, John, Dr.                 Director

Tamura, James, Dr.                 Sr. Investigator

Cafferkey, Robert, Dr.             Sr. Investigator

Macina, Roberto, Dr.               Sr. Investigator

Wilkinson, Francis E., Dr.         Investigator

Wang, Xin Min                      Sr. Scientist

Rood-Breithaupt, Julie             Assoc. Investigator

Stawicki, Mary E.                  Assoc. Investigator

Bennett, Donald                    Scientist

Xiong, Wenfang Chen                Scientist

Ling, Ching Y.                     Scientist

Qu Li, Kathleen                    Scientist

Plewman, Patrick                   Vice President, Business Development